As filed with the Securities and Exchange Commission on June 13, 2014

Securities Act File No. 333-191701

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 4

☐ Post-Effective Amendment No.

Fifth Street Senior Floating Rate Corp.

(Exact name of registrant as specified in charter)

10 Bank Street, 12th Floor
White Plains, NY 10606
(914) 286-6800

(Address and telephone number, including area code, of principal executive offices)

Leonard M. Tannenbaum
Fifth Street Senior Floating Rate Corp.
10 Bank Street, 12th Floor
White Plains, NY 10606

(Name and address of agent for service)

Copies to:

Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth St., NW, Suite 700
Washington, DC 20001-3980
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.01 par value per share	$700,000,000	$82,432

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	A registration fee in the amount of $7,728 was previously paid in connection with the registration of $60,000,000 of shares of common stock under this registration statement. The registration fee paid in connection with this registration statement filing reflects the registration of an additional $640,000,000 of shares of common stock.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 13, 2014

Fifth Street Senior Floating Rate Corp.

$700,000,000

Common Stock

We may offer, from time to time in one or more offerings, up to $700,000,000 of shares of our common stock. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus.

Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We intend to achieve our investment objective by investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to middle market companies whose debt is rated below investment grade, which we refer to collectively as “senior loans.” We may also invest in senior unsecured loans issued by private middle market companies and, to a lesser extent, subordinated loans issued by private middle market companies and senior and subordinated loans issued by public companies. Under normal market conditions, at least 80% of the value of our net assets plus borrowings for investment purposes will be invested in floating rate senior loans.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

A portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the senior loans, which would result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, substantially all of our debt investments have variable interest rates that reset periodically based on benchmarks such as London-Interbank Offered Rate and the prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

We were formed in May 2013 as a Delaware corporation and structured as an externally managed, closed-end, non-diversified management investment company. We have elected to be treated as a business development company under the Investment Company Act of 1940 and elected to be treated and qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for U.S. federal income tax purposes. We are managed by Fifth Street Management LLC and FSC CT, Inc. provides the administrative services necessary for us to operate. We are an “emerging growth company” under the federal securities laws and are subject to reduced public company reporting requirements.

Our common stock is listed on the NASDAQ Global Select Market under the symbol “FSFR.” As of June 6, 2014 and March 31, 2014, the last reported sale price of our common stock on the NASDAQ Global Select Market was $14.63 and $14.38, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2013 was $15.13.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing, and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us by mail at 10 Bank Street, 12th Floor, White Plains, NY 10606 or by telephone at (914) 286-6800 or on our website at fsfr.fifthstreetfinance.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in an offering.

The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In this regard, on             , 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share, subject to certain limitations, for the period ending on the earlier of (i) the one year anniversary of the date of the stockholder approval or (ii) the date of our 2015 annual meeting of stockholders, which is expected to be held in March 2015. Our stockholders approved. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value.” In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 17 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated            , 2014

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $700,000,000 of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” beginning on page 17 of this prospectus, and other information included in any prospectus supplement before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FSFR” refer to Fifth Street Senior Floating Rate Corp. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser. The term “administrator” or “FSC CT” refers to FSC CT, Inc., our administrator.

We also use the term “unitranche” to refer to debt instruments that combine both senior and subordinated debt into one debt instrument. Unitranche debt instruments typically pay a higher rate of interest than traditional senior debt instruments, but also pose greater risk associated with a lesser amount of asset coverage.

Fifth Street Senior Floating Rate Corp.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for U.S. federal income tax purposes, we elected to be treated and qualified as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” commencing with our first taxable year ended September 30, 2013.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We intend to achieve our investment objective by investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies whose debt is rated below investment grade, which we refer to collectively as “senior loans.” We may also invest in senior unsecured loans issued by private middle market companies and, to a lesser extent, subordinated loans issued by private middle market companies and senior and subordinated loans issued by public companies. Under normal market conditions, at least 80% of the value of our net assets plus borrowings for investment purposes will be invested in floating rate senior loans. This policy may be changed by our Board of Directors with at least 60 days’ prior written notice provided to stockholders to the extent such a change would not affect our ability to maintain our election as a BDC.

Senior loans typically pay interest at rates which are determined periodically on the basis of the London-Interbank Offered Rate, or LIBOR, plus a premium. The senior loans in which we invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” securities or “junk,” and may be considered a higher risk than debt instruments that are rated investment grade. We target senior loans that generally bear annual interest at a rate of LIBOR plus a 5.0% premium (with a LIBOR floor), and for our investments that are not considered senior loans, we target an annual interest rate of LIBOR plus a 9.0% premium (with a LIBOR floor). We may make investments with interest rates that differ from our target rates and will periodically reassess our target rates in light of prevailing market conditions.

We invest in senior loans made primarily to private leveraged middle market companies with approximately $20 million to $100 million of earnings before interest, taxes, depreciation and amortization, or EBITDA. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $3 million and $20 million each, although we expect that this investment size will vary proportionately with the size of our capital base. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus, but are intended to enhance our overall returns. These opportunistic investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. We may invest up to 30% of our total assets in such opportunistic investments, including senior loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a BDC under the 1940 Act. See “Regulation as a Business Development Company.”

We are managed by Fifth Street Management and FSC CT, Inc. provides the administrative services necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of Fifth Street Management and FSC CT, Inc., respectively, will enable us to operate more efficiently and with lower overhead costs than other newly formed funds of comparable size.

From the time we commenced operations on June 29, 2013 through March 31, 2014, we originated $252.5 million of funded debt investments. As of March 31, 2014, our portfolio totaled $179.8 million at fair value and was comprised of 34 investments in operating companies. The 34 debt investments in our portfolio as of March 31, 2014 had a weighted average debt to EBITDA multiple of 4.17 x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of March 31, 2014 was approximately 6.78%, of which 6.74% represented cash payments and 0.04% represented other non-cash items.

As a BDC, we are required to comply with certain regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. We are currently targeting a debt to equity ratio of 0.85x (i.e., we aim to have one dollar of equity for each $0.85 of debt outstanding).

As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

Our Investment Adviser

Our investment adviser, Fifth Street Management, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act, under which it receives a management fee as a percentage of our gross assets and incentive fees as a percentage of our ordinary income and capital gains from us.

Our investment adviser also currently serves as the investment adviser to Fifth Street Finance Corp. (“FSC”), a BDC founded and managed by our vice chairman and chief executive officer, Leonard M. Tannenbaum, who has led the investment of over $4.5 billion in small and mid-sized companies and the origination of over 180 investment transactions since 1998. In focusing on senior loans that bear interest on the basis of a floating base lending rate, our primary investment focus differs from that of FSC, which focuses more generally on debt and equity investments in small and mid-sized companies. However, there may be overlap in terms of our targeted investments. See “— Material Conflicts of Interest.”

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The key principals and members of senior management of our investment adviser are Leonard M. Tannenbaum, our vice chairman and chief executive officer as well as our investment adviser’s managing partner, Bernard D. Berman, our chairman and a partner of our investment adviser, Ivelin M. Dimitrov, our president and chief investment officer and a partner of our investment adviser, Sunny K. Khorana, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser, Alexander C. Frank, our chief operating officer and a partner of our investment adviser, Steven M. Noreika, our chief financial officer and a partner of our investment adviser, and Frederick D. Buffone, a managing director of our investment adviser.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We have adopted the following business strategy to achieve our investment objective. However, there can be no assurances that we will be able to successfully implement our business strategy and, as a result, meet our investment objective.

•	Concentrate on floating rate senior loans. We concentrate on senior loans that bear interest based on a floating rate. We believe that senior loans, which are often supported by a pledge of collateral, provide us with adequate protection and attractive risk-adjusted returns. In addition, with interest rates at historically low levels, we believe that investing in floating rate loans provides us with positive exposure to any future period of rising interest rates.
•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in middle market companies, which should serve as a significant source of investment opportunities for us. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. Although our interests may not always be aligned with our private equity sponsors given their position as the equity holder and our position as the debt holder in our portfolio companies, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.
•	Focus on established middle market companies. We believe that there are fewer finance companies focused on transactions involving middle market companies than finance companies focused on larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, as well as more significant covenant protection than typical of transactions involving larger companies. We target companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.
•	Make direct originations. Over the last several years, the principals of our investment adviser have developed an origination strategy that we believe allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and prepayment fees.
•	Benefit from the large pool of uninvested private equity capital likely to seek complementary senior debt financing. We expect that private equity firms will continue to be active investors in middle market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.

•	Selectively participate in a broad pipeline of capital market transactions. In addition to making direct originations, we also acquire senior loans through assignments or participations of interests in such loans. To do so, we utilize our investment adviser’s extensive network of sponsor and bank relationships to review a wide variety of transactions. This robust pipeline should allow us to efficiently deploy capital and make investments in selected companies that align with our investment objective.
•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments and seek to invest alongside private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser analyzes monthly and quarterly financial statements versus previous periods and years, reviews financial projections, compliance certificates and covenants and meets with management.
•	Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We seek to structure our aggregate investments on a basis that we believe presents reasonable risk with high cash yields and cash structuring fees. Our investments typically have strong protections, including default penalties, prepayment fees, information rights and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe that these protections, coupled with the other features of our investments described above, allow us to reduce our risk of capital loss and should enable us to achieve attractive risk-adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss or achieve attractive risk-adjusted returns.
•	Leverage the skills and experience of our investment adviser. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and collectively they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Risk Factors

Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors” beginning on page 17 of this prospectus, including the following risks:

•	Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.
•	We have a limited operating history.
•	A significant portion of our investment portfolio is recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.
•	Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	There are significant potential conflicts of interest, including our investment adviser’s management of FSC and certain private investment funds, which could impact our investment returns; you will not be purchasing an investment in FSC.
•	We may face competition for investment opportunities, which could reduce returns and result in losses.
•	We borrow money, which magnifies the potential for loss on amounts invested in us and may increase the risk of investing in us.

•	Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.
•	Regulations governing our operation as a BDC and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.
•	We will be subject to corporate-level income tax on all of our income if we are unable to maintain qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.
•	We may not be able to pay you distributions, and if we are able to pay you distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital.
•	Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
•	Defaults by our portfolio companies would harm our operating results.
•	The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net asset value per share of our common stock, our ability to pay dividends and to service our contractual obligations, and may negatively impact the market price of our common stock and other securities that we may issue.
•	Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.
•	A general increase in interest rates would likely have the effect of increasing our net investment income, which would make it easier for our investment adviser to receive incentive fees.
•	Investors may lose all or part of their investment in us.
•	We may expose ourselves to risks if we engage in hedging transactions.
•	Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.
•	The market price of our common stock may fluctuate significantly.
•	We may be unable to invest a significant portion of the net proceeds from an offering on acceptable terms within an attractive timeframe.

See “Risk Factors” beginning on page 17 for a more robust discussion of these and other risks you should carefully consider before deciding to invest in our common stock.

Material Conflicts of Interest

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that may operate in the same or a related line of business as us or as investment funds managed by our affiliates. For example, Fifth Street Management presently serves as investment adviser to FSC, a publicly-traded BDC with total assets of approximately $2.8 billion as of March 31, 2014, that invests in the debt and equity of small and mid-sized companies, primarily in connection with investments by private equity sponsors, including in middle market leveraged companies similar to those we target for investment. Specifically, FSC generally targets small and mid-sized companies with annual revenues between $25 million and $250 million and generally targets investment sizes ranging from $10 million to $100 million. In addition, though not the primary focus of its investment portfolio, FSC’s investments also include floating rate senior loans. In contrast, we generally target investments ranging from between $3 million and $20 million, and generally target private leveraged middle market companies with approximately $20 million to $100 million of EBITDA. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSC and us. In addition, certain of our executive officers and independent directors serve in substantially similar capacities for FSC. Fifth Street Management and its affiliates also manage private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole or in part, to ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. The fact that our investment advisory fees are lower than those of certain other funds, such as FSC, could amplify this conflict of interest.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSC or any other investment fund managed by our affiliates, and co-investment is not possible, Fifth Street Management will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Any such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates, including FSC, unless we receive an order from the SEC permitting us to do so. Fifth Street Management and certain of its affiliates have submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by Fifth Street Management or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained. Prior to receiving any such exemptive order from the SEC, Fifth Street Management will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management or its affiliates.

Fifth Street Management’s investment allocation policy is also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other accounts managed by our investment adviser and its affiliates. Generally, under the investment allocation policy, if we are permitted to co-invest pursuant to an exemptive order, co-investments will be allocated pursuant to the conditions of the exemptive order. If we are able to co-invest pursuant to SEC interpretive positions, generally, under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on the allocation that each participant would have received if there was a sufficient amount of securities. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not. See “Certain Relationships and Related Party Transactions.”

Corporate Information

Our principal executive offices are located at 10 Bank Street, 12th Floor, White Plains, NY 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at fsfr.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Recent Developments

On May 12, 2014, our Board of Directors declared a dividend of $0.30 per share, payable on October 15, 2014 to stockholders of record as of September 15, 2014.

THE OFFERING

We may offer, from time to time, up to $700,000,000 of shares of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any shares of our common stock directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering.

Set forth below is additional information regarding the offering of shares of our common stock:

Use of Proceeds
We intend to use the net proceeds from an offering to make investments in accordance with our investment objective and strategies described in this prospectus and may use such funds for general corporate purposes, including for working capital requirements. We may also use the net proceeds to reduce any of our outstanding borrowings, including borrowings under our revolving credit facility with the lenders referred to therein, Natixis, New York Branch, as administrative agent, and U.S. Bank National Association, as collateral agent and custodian (the “Credit Facility”). Pending such use, we intend to invest any idle funds primarily in high quality, short-term debt securities consistent with our BDC election and our election to be taxed as a RIC. See “Use of Proceeds.”
Sales of Common Stock Below Net Asset Value
The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In this regard, on , 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of (i) the one year anniversary of the date of the stockholder approval or (ii) the date of our 2015 annual meeting of stockholders so long as the price is not more than 25% below the then current net asset value per share of our common stock and the aggregate issuances of shares of common stock pursuant to this authority will not dilute the per share net asset value of our common stock by more than 25% on a cumulative basis. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value.”
NASDAQ Global Select Market symbol
“FSFR”
Investment Advisory Fees
Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1% of our gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed quarters. The fact that our base management fee is payable based upon our gross assets may encourage Fifth Street Management to use leverage to make additional investments.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that we have not yet received and may never receive in cash if the portfolio company is unable to satisfy its payment obligations to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce our realized or unrealized capital gains in the period in which such write-off was taken and thereby may reduce such period’s incentive fee payment. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”
Administration Agreement
FSC CT, Inc. serves as our administrator. We reimburse our administrator for the allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief operating officer, chief financial officer and chief compliance officer, and their staffs. See “Administration Agreement.”
Distributions
We have made, and intend to continue to make, quarterly distributions to our stockholders. The amount of our distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during any fiscal year, a portion of our distributions for such year may constitute a return of capital. The specific tax characteristics of our distributions will be reported to stockholders after the end of each calendar year. On February 11, 2014, our Board of Directors declared a quarterly distribution of $0.27 per share, payable on July 15, 2014 to stockholders of record on June 30, 2014. On May 12, 2014, our Board of Directors declared a quarterly distribution of $0.30 per share, payable on October 15, 2014 to stockholders of record on September 15, 2014.
Taxation
We elected to be treated for U.S. federal income tax purposes, and qualified as a RIC under Subchapter M of the Code commencing with our first taxable year ended September 30, 2013. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we timely distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, when we declare a distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment Plan.”
Leverage
As of June 6, 2014 we had $87.4 million of outstanding borrowings under the Credit Facility. The use of leverage may be considered a speculative investment technique, makes our net asset value more volatile and magnifies the potential for gain and loss on amounts invested, thereby increasing the risks associated with investing in our securities. The fact that our base management fee is payable based upon our gross assets, which would include any investments acquired with the use of leverage, may encourage Fifth Street Management to use leverage to make additional investments and discourage deleveraging when it would otherwise be advantageous to do so.
Anti-Takeover Provisions
Our amended and restated certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”
Available Information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Fifth Street Senior Floating Rate Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, by telephone at (914) 286-6800, or on our website at fsfr.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our shares of common stock pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or “FSFR” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us. Such expenses also include those of our consolidated subsidiary.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees under Investment Advisory Agreement	1.90	%(5)
Incentive fees under Investment Advisory Agreement (20%)	1.11	%(6)
Interest payments on borrowed funds (including other costs of servicing and offering debt securities)	2.07	%(7)
Other expenses	1.95	%(8)
Total annual expenses	7.03	%(9)

(1)	In the event that our shares of common stock are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.
(3)	The expenses of administering our dividend reinvestment plan are included in “other expenses” rather than this line item.
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	Reflects the aggregate amount of base management fees we estimate will be payable under our investment advisory agreement during the next twelve months, or $1.9 million, which, as required by SEC rules, is calculated based on our net assets (i.e., gross assets held after deduction of all liabilities) rather than our gross assets. Our base management fee under the investment advisory agreement is calculated at an annual rate of 1% of our gross assets (i.e., total assets held before deduction of any liabilities), which includes the assets of our consolidated subsidiary and investments acquired with the use of leverage, and excludes cash and cash equivalents (as defined in the notes to our financial statements). See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.” The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed quarters. The fact that our base management fee is payable based upon our gross assets (i.e., total assets held before deduction of any liabilities, including borrowings) may encourage Fifth Street Management to use debt to make additional investments, thereby increasing the base management fee as a percentage of net assets attributable to common stock. For purposes of this table, we have assumed gross assets of $192.5 million, as of March 31, 2014, excluding an assumed cash and cash equivalents balance of $1.0 million. The use of borrowings for investment purposes increases our gross assets upon which our base management fees are calculated, while our net assets remain unchanged. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”
(6)	Reflects the aggregate amount of incentive fees we estimate will be payable under our investment advisory agreement over the next twelve months, or $1.1 million. The incentive fee consists of two parts.

The first part, which is payable quarterly in arrears, is equal to 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.5% quarterly (6% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:
•	no incentive fee is payable to the investment adviser in any quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”);
•	50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(7)	“Interest payments on borrowed funds (including other costs of servicing and offering debt securities)” represent our estimated annual interest payments and other costs of servicing and offering our debt securities (including deferred financing costs) and relate to our expected borrowings during the next twelve months, including under our Credit Facility. Although we expect our borrowings to fluctuate throughout the year, this item is based on estimated average borrowings of approximately $80.9 million and an average cost of borrowings of 2.18%. The amount of leverage that we employ at any particular time will depend on, among other things, our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. All fees and expenses related to our borrowings, including interest and the costs of issuing and servicing debt securities, will be indirectly borne by the holders of our common stock.
(8)	“Other expenses” are based on estimated amounts for the next twelve months. These expenses include certain expenses allocated to the Company under the investment advisory agreement, such as travel expenses incurred in connection with the investigation and monitoring of our investments.
(9)	“Total annual expenses” is presented as a percentage of net assets attributable to stockholders because our stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Year	5 Year	10 Year
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$71	$215	$363	$748

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The example assumes that the 5% annual return is generated entirely through the realization of capital gains on our assets and, as a result, triggers the payment of an incentive fee on such capital gains under our investment advisory agreement. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a greater amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus. The financial information as of and for the period ended September 30, 2013 set forth below was derived from our audited financial statements and related notes included herein. The financial information as of and for the six months ended March 31, 2014 was derived from our unaudited consolidated financial statements and related notes included herein. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim period, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

	As of and for the Six Months Ended March 31, 2014	As of and for the Period Ended September 30, 2013(2)
Statement of Operations data:
Total investment income	$5,712,263	$1,144,460
Base management fee	641,636	61,379
Incentive Fee	280,597	—
All other expenses	1,495,845	241,723
Net investment income	3,294,185	841,358
Realized and unrealized losses on investments	358,566	—
Net increase in net assets resulting from operations	2,935,619	841,358
Per share data:
Net asset value per common share at period end	$15.13	$15.13
Market price at period end	14.38	13.54
Net investment income	0.49	0.16
Realized and unrealized losses on investments	0.05	—
Net increase in net assets resulting from operations	0.44	0.16
Distributions recorded per share	0.44	—
Balance Sheet data at period end:
Total investments at fair value	$179,752,625	$48,653,617
Cash and cash equivalents, including restricted cash	5,326,913	52,346,831
Other assets	7,381,049	449,596
Total assets	192,460,587	101,450,044
Total liabilities	91,615,468	607,166
Total net assets	100,845,119	100,842,878
Other data:
Weighted average yield on debt investments(1)	6.78%	6.81%
Number of investments at period end	34	8

(1)	Weighted average yield is calculated based upon our debt investments at the end of the period.
(2)	The period is from June 29, 2013, the commencement of our operations, through September 30, 2013.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face; however, they discuss the presently known principal risks of investing in our common stock. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose part or all of your investment. The risk factors described below are the principal risk factors associated with an investment in our common stock, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Relating to Economic Conditions

Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.

Economic recessions or downturns may result in a prolonged period of market illiquidity which could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of middle market companies, like those in which we invest, would likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services would likely experience negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income. Further, adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. As a result, we may need to modify the payment terms of our investments, including changes in payment-in-kind interest provisions and/or cash interest rates. These factors may result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.

Capital markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future, have a negative impact on our business and operations.

The global capital markets have been in an extended period of instability as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent market conditions have improved, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions worsen, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as calculated in accordance with the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness under similar terms and any failure to do so could have a material adverse effect on our business.

Given the extreme volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows. An inability to raise or access capital could have a material adverse impact on our business, financial condition or results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The globalization of financial markets, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United states financial markets. We cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Risks Relating to Our Business and Structure

We have a limited operating history.

We were formed in May 2013. As a result of our limited operating history, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our net asset value and the market price of our common stock. Substantially all of our debt investments will have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold. In addition, any such increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to seven years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Portions of our investment portfolio and our borrowings will likely have floating rate components. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our investment adviser to receive incentive fees.

Given the structure of our investment advisory agreement with our investment adviser, any general increase in interest rates would likely have the effect of making it easier for our investment adviser to meet the quarterly hurdle rate for payment of income incentive fees under the investment advisory agreement. In addition, in view of the catch-up provision applicable to income incentive fees under the investment advisory agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

A significant portion of our investment portfolio is recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors that may purchase our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser’s ability to support our investment process; if our investment adviser were to lose any of its key principals, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser evaluate, negotiate, structure, execute, monitor and service our investments. Our future success depends to a significant extent on the continued service and coordination of the principals of our investment adviser. The departure of any key principals could have a material adverse effect on our ability to achieve our investment objective.

In particular, our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depends on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and may have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we may be able to do. We may lose investment opportunities if we cannot match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle market companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors may have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, through borrowings from banks and other lenders, you would experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments. Leverage is generally considered a speculative investment technique and we only intend to use leverage if expected returns would exceed the cost of borrowing.

As of June 6, 2014, we had $87.4 million of outstanding borrowings under the Credit Facility at an interest rate of 2.18% per annum (exclusive of deferred financing costs). This debt requires periodic payments of interest. We will need to generate sufficient cash flow to make these required interest payments. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2014 total assets of at least 0.97%.

We are currently targeting a debt to equity ratio of 0.85x (i.e., we aim to have one dollar of equity for each $0.85 of debt outstanding).

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below:

Assumed Return on Our Portfolio(1)
(net of expenses)

	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-20.93%	-11.79%	-1.84%	7.70%	17.24%

(1)	Assumes $192.5 million in average total assets, $80.9 million in average debt outstanding, $100.8 million in average net assets and an average interest rate of 2.18%. Actual interest payments may be different.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in the offering of common stock pursuant to this prospectus.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we accrue the interest over the life of the investment but do not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee is based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

In addition, our investment adviser receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Given the subjective nature of the investment decisions that our investment adviser may make on our behalf, we may be unable to monitor these potential conflicts of interest between us and our investment adviser.

Our base management fee may induce our investment adviser to incur leverage.

Our base management fee is payable based upon our gross assets, which includes any borrowings for investment purposes, and may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our common stock, including investors in the offering of common stock pursuant to this prospectus. Given the subjective nature of the investment decisions that our investment adviser may make on our behalf, we may not be able to monitor this potential conflict of interest.

We may not replicate the historical performance of other investment companies with which our investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies with a market capitalization of less than $250 million, cash, cash equivalents, U.S. government securities or high-quality debt investments that mature in one year or less. These constraints may hinder our investment adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. Our investment adviser’s track record and achievements are not necessarily indicative of the future results it will achieve. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies with which our investment professionals have been affiliated, such as FSC, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Our Credit Facility subjects significant amounts of our assets to security interests and if we default on our obligations under the Credit Facility, we may suffer adverse consequences, including foreclosure on our assets.

Under the Credit Facility, certain of our assets are pledged as collateral to secure borrowings thereunder. If we default on our obligations under the Credit Facility, the lenders have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we intend to operate. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the distributions that we intend to pay to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under the Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under such facility.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of

Representatives, if eventually passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow would be impaired.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a BDC, we are generally required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which will include all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to issue additional equity securities, we cannot assure you that equity financing will be available to us on favorable terms, or at all. Also, as a BDC, we generally will not be permitted to issue equity securities priced below NAV without prior stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities are deemed our affiliate for purposes of the 1940 Act and we generally are prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions will limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. Fifth Street Management has submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by Fifth Street Management or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained. See “Certain Relationships and Related Party Transactions.”

There are significant potential conflicts of interest, including our investment adviser’s management of FSC and certain private investment funds, which could impact our investment returns; you will not be purchasing an investment in FSC.

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that may operate in the same or a related line of business as us or as investment funds managed by our affiliates. For example, Fifth Street Management presently serves as investment adviser to FSC, a publicly-traded BDC with total assets of approximately $2.8 billion as of March 31, 2014, that invests in the debt and equity of small and mid-sized companies, primarily in connection with investments by private equity sponsors, including in middle market leveraged companies similar to those we target for investment. Specifically, FSC generally targets small and mid-sized companies with annual revenues between $25 million and $250 million and targets investment sizes generally ranging from $10 million to $100 million. In addition, though not the primary focus of its investment portfolio, FSC’s investments also include floating rate senior loans. We target investments generally ranging from between $3 million and $20 million, and target private leveraged middle market companies with approximately $20 million to $100 million of EBITDA. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSC and us. FSC operates as a distinct and separate public company and any investment in our common stock will not be an investment in FSC. In addition, certain of our executive officers and independent directors serve in substantially similar capacities for FSC. Fifth Street Management and its affiliates also manage private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole and in part, to ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. The fact that our investment advisory fees are lower than those of certain other funds, such as FSC, could amplify this conflict of interest.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSC or any other investment fund managed by our affiliates, and co-investment is not possible, Fifth Street Management will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Any such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates, including FSC, unless we receive an order from the SEC permitting us to do so. Fifth Street Management and certain of its affiliates have submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by Fifth Street Management or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained. Prior to receiving any such exemptive order from the SEC, Fifth Street Management will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management or its affiliates.

Fifth Street Management’s investment allocation policy is also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other accounts managed by our investment adviser and its affiliates. Generally, under the investment allocation policy, if we are permitted to co-invest pursuant to an exemptive order, co-investments will be allocated pursuant to the conditions of the exemptive order. If we are able to co-invest pursuant to SEC interpretive positions, generally, under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on the allocation that each participant would have received if there was a sufficient amount of securities. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not. See “Certain Relationships and Related Party Transactions.”

The incentive fee we pay to our investment adviser relating to capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee that we pay to our investment adviser, the cumulative aggregate capital gains fee that will be received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see “Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this anticipated payment calculation would affect your investment in shares of our common stock.

A failure on our part to maintain qualification as a BDC would significantly reduce our operating flexibility.

If we fail to continuously qualify as a BDC, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a BDC, see the disclosure under the caption “Regulation — Business Development Company Regulations.”

Regulations that govern our operation as a BDC and RIC may affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify for tax-free treatment at the corporate level on income and gains distributed to stockholders, we may need to periodically access the capital markets to raise cash to fund new investments. Generally, we will not be able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies or private investment funds. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, be able to sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such a sale. In any such case, the price at which our securities will be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount).

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and may reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we may borrow and the rates at which we may lend. As a BDC, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

We borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we are unable to satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of any debt financing we may have, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

We may experience fluctuations in our operating results.

We may experience fluctuations in our operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we may acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our market and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.

We will be subject to corporate-level income tax on all of our income if we are unable to maintain qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

In order to satisfy the requirements applicable to maintaining qualification as a RIC and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement would be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement would be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement would be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to sustain a specified level of cash distributions or make periodic increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our stockholders.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may include in income certain amounts that we will have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax.

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments and contractual PIK interest. To the extent OID or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	Because we may be required to distribute amounts attributable to OID accruals, such OID accruals may create uncertainty about the source of our distributions to stockholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral;
•	PIK interest typically has the effect of increasing the outstanding principal amount of a loan, resulting in a borrower owing more at the end of the term of the loan than what it owed when the loan was originated; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

We may in the future choose to pay distributions partly in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable distributions that are payable in part in our stock. In accordance with certain applicable U.S. Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC annual distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to the limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

In addition, as discussed elsewhere in this prospectus, our loans may contain PIK interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, will be added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income will need to be paid out to stockholders in cash distributions or, in the event that we determine to do so, in shares of our common stock, even though we may have not yet collected and may never collect the cash relating to the PIK interest.

We may be unable to invest a significant portion of the net proceeds from an offering of shares of our common stock on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering of shares of our common stock may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any additional investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of an offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of an offering, in securities meeting our investment objective. During this period, we will invest the net proceeds from an offering primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we may be permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As a result, we have taken advantage of the exemption for emerging growth companies allowing us to temporarily forgo the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We cannot predict if investors will find shares of our common stock less attractive because we will rely on this exemption. If some investors find our shares of common stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile. We did not take advantage of other disclosure or reporting exemptions for emerging growth companies under the JOBS Act. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of our prior second fiscal quarter, and (b) the date on which we have issued more than $1 billion in non-convertible debt during the prior three-year period.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not detect. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

We incur significant costs as a result of being a publicly-traded company.

As a publicly-traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC and the listing standards of the NASDAQ Global Select Market. Upon ceasing to qualify as an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, which will increase costs associated with our periodic reporting requirements.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or parts of our investments.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Investing in middle market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;
•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and
•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and as a result may lose part or all of our investment.

Further, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

We may incur greater risk with respect to investments we acquire through assignments or participations of interests.

We may acquire senior loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the senior loan with respect to which we are buying a participation as we would conduct if we were investing directly in the senior loan. This difference may result in us being exposed to greater credit or fraud risk with respect to such senior loans than we expected when initially purchasing the participation.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We therefore must rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

We may allocate the net proceeeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering, and may do so in a way with which you may not agree. Additionally, our investment adviser will select our investments subsequent to the closing of an offering, and our stockholders will have no input with respect to such investment decisions. Further, other than general limitations that may be included in a future credit facility, the holders of our debt securities will generally not have veto power or a vote in approving any changes to our investment or operational policies. These factors increase the uncertainty, and thus the risk, of investing in our common stock. In addition, pending such investments, we will invest the net proceeds from an offering primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. If we are not able to identify or gain access to suitable investments, our income may be limited.

Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies.

We invest primarily in senior secured loans, including unitranche and second lien debt instruments, as well as unsecured debt instruments, issued by our portfolio companies. If we invest in unitranche, second lien, or unsecured debt instruments, our portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, such debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we will be entitled to receive payments in respect of the debt securities in which we will invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In such cases, after repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we will invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

If we invest in the securities and obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than-expected investment values or income potentials and resale restrictions.

We are authorized to invest in the securities and obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

The lack of liquidity in our investments may adversely affect our business.

We invest in companies whose securities are not publicly-traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

The disposition of our investments may result in contingent liabilities.

Most of our investments will likely involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we structure most of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provide managerial assistance to such a portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we may make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

To a certain extent, loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we may make to portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally do not control our portfolio companies.

We generally do not control our portfolio companies, even though our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Defaults by our portfolio companies would harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we may hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our investments in the healthcare sector face considerable uncertainties including substantial regulatory challenges.

As of March 31, 2014, our investments in portfolio companies that operate in the healthcare sector represent approximately 23% of our total portfolio. Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

We may not realize gains from our equity investments.

Although we primarily invest in senior loans, certain of our investments may include warrants or other equity securities. In addition, we may make direct equity investments in companies. Our intended goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we may receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from the equity interests we may hold, if any, and any gains that we do realize on the disposition of any such equity interests may not be sufficient to offset any other losses we may experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are subject to certain risks associated with foreign investments.

We may make investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. In addition, our foreign investments generally do not constitute “qualifying assets” under the 1940 Act, which qualifying assets must represent at least 70% of our total assets. See “Regulation — Qualifying Assets.”

Our success depends, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

We may expose ourselves to risks if we engage in hedging transactions.

We may enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under our Credit Facility from changes in market interest rates. Use of these hedging instruments may include counterparty credit risk. Utilizing such hedging instruments does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our credit facilities or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions, if any, will depend on our ability to correctly predict market movements and interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings or credit facilities being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

See also “— Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.”

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

The portfolio consists of a limited number of portfolio companies. For example, we held only 34 investments as of March 31, 2014, and our 2 largest portfolio companies represented approximately 13% of our portfolio investments. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is currently less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize.

As of March 31, 2014, our investments in the healthcare sector represented approximately 23% of the fair value of our portfolio and our investments in the application software and services industry represented approximately 13% of the fair value of our portfolio. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore have few restrictions with respect to the proportion of our assets that may be invested in securities of a single industry or issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single industry or issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of industries or issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the industry or issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond RIC diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few industries or issuers.

Risks Relating to Our Common Stock

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board of Directors makes certain determinations. In this regard, on         , 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of (i) the one year anniversary of the date of the stockholder approval or (ii) the date of our 2015 Annual Meeting of Stockholders. Continued access to this exception will require approval of similar proposals at future stockholder meetings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see “Sales of Common Stock Below Net Asset Value” for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, per share.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value.  Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)	Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Shares of closed-end investment companies, including BDCs, may trade at a discount to their NAV.

Shares of closed-end investment companies, including BDCs, may trade at a discount to their NAV. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Our shares of common stock have a limited trading history and we cannot assure you that the market price of shares of our common stock will not decline.

Our shares of common stock have a limited trading history and we cannot assure you that a public trading market will be sustained for such shares. We cannot predict the prices at which our common stock will trade. We cannot assure you that the market price of shares of our common stock will not decline at any time. In addition, our common stock has traded below its net asset value since our inception and if our common stock continues to trade below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	inability to obtain any exemptive relief that may be required by us from the SEC, if any;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and BDCs;
•	loss of our BDC or RIC status;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of our investment adviser’s key personnel; and
•	general economic trends and other external factors.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues for a sustained period of time, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of our amended and restated certificate of incorporation and bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our amended and restated certificate of incorporation and our bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any prospectus supplement accompanying this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any prospectus supplement accompanying this prospectus may include statements as to:

•	our future operating results and distribution projections;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments and the timing of our investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and any prospectus supplement accompanying this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any prospectus supplement accompanying this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to BDCs and RICs.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, in the form of a prospectus supplement or post-effective amendment to the registration statement to which this prospectus relates, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus and any prospectus supplement accompanying this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and the forward looking statements that will be contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from an offering of our common stock to make investments in accordance with our investment objective and strategies described in this prospectus and may use such funds for general corporate purposes, including for working capital requirements. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings, including borrowings under the Credit Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Borrowings” for additional detail on the terms of our borrowings. We will invest any idle funds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. See “Regulation — Business Development Company Regulations — Temporary Investments.” A prospectus supplement accompanying this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “FSFR.” The following table sets forth, for each fiscal quarter since we commenced operations, the range of high and low sales prices of our common stock as reported on the NASDAQ Global Select Market, the premium (discount) of sales price to our net asset value (NAV) and the distributions declared by us for each fiscal quarter.

		Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Cash Dividend per Share(3)
	NAV(1)	High	Low
Year ending September 30, 2014
Third Quarter (through June 6, 2014)	*	14.83	13.09	*	*	$0.23
Second Quarter	$15.13	$15.10	$13.20	(2.0)%	(12.8)%	$0.20
First Quarter	$15.10	$13.91	$13.09	(7.8)%	(13.3)%	$0.01
Year ended September 30, 2013
Fourth Quarter	$15.13	$14.50	$11.62	(4.6)%	(23.6)%	—

*	Not determinable at time of filing.
(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price less net asset value, divided by net asset value.
(3)	Represents the dividend paid or to be paid in the specified quarter.

The last reported price for our common stock on June 6, 2014 was $14.63 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our initial public offering in July 2013, our shares of common stock have at times traded at prices significantly less than our net asset value.

We have made, and intend to continue to make, quarterly distributions to our stockholders. The amount of our distributions, if any, will be determined by our Board of Directors.

We elected to be treated and qualified, as a RIC under Subchapter M of the Code, for U.S. federal income tax purposes, commencing with our first taxable year ended September 30, 2013. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit us to continue to pay cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our stockholders. As a result, when we make a cash distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.” Distributions by us are generally taxable to U.S. stockholders as ordinary income or capital gains. See “Material U.S. Federal Income Tax Considerations.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The following discussion should be read in connection with our financial statements and the notes thereto included in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in this prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements. All amounts are in thousands, except share and per share amounts, percentages and as otherwise indicated.

Overview

We were formed in May 2013 as a Delaware corporation and structured as an externally managed, closed-end, non-diversified management investment company. We have elected to be treated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes we elected to be treated and qualified, as a RIC under Subchapter M of the Code, commencing with our first taxable year ended September 30, 2013. Also, we are an “emerging growth company,” as defined in the JOBS Act, and intend to take advantage of the exemption for emerging growth companies allowing us to temporarily forego the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We do not intend to take advantage of other disclosure or reporting exemptions for emerging growth companies under the JOBS Act.

On July 17, 2013, we completed an initial public offering of 6,666,668 shares of our common stock at the public offering price of $15.00 per share. The proceeds of our initial public offering totaled $100.0 million and all offering costs were borne by Fifth Street Management LLC, our investment adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses. Our common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “FSFR.”

Market Conditions

The global economy has experienced economic uncertainty in recent years. Economic uncertainty impacts our business in many ways, including changing spreads, structures and purchase multiples as well as the overall supply of investment capital. See “Risk Factors — Risks Relating to Economic Conditions” in our annual report on Form 10-K for the year ended September 30, 2013.

Despite the economic uncertainty, our deal pipeline is robust, with high quality transactions backed by private equity sponsors in small to mid-sized companies. As always, we remain cautious in selecting new investment opportunities, and will only deploy capital in deals which we believe are consistent with our disciplined philosophy of pursuing superior risk-adjusted returns.

We expect to grow the investment portfolio by strategically investing in small and mid-sized companies when and where appropriate, as evidenced by our recent investment activities. Although we believe that we currently have sufficient capital available to fund investments, a prolonged period of market disruptions may cause us to reduce the volume of loans we originate and/or fund, which could have an adverse effect on our business, financial condition and results of operations. In this regard, because our common stock has at times traded at a price below our then current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, income approach, or, in certain cases, an alternative methodology potentially including market quotations, asset liquidation model, expected recovery model or other alternative approaches.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income or revenues. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;
•	Preliminary valuations are then reviewed and discussed with principals of the investment adviser;
•	Separately, independent valuation firms are engaged by our Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to us;
•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	Our finance department prepares a valuation report for the Audit Committee of our Board of Directors;
•	The Audit Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of the Board of Directors reviews the preliminary valuations with the portfolio managers of the investment adviser, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and
•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at March 31, 2014 and September 30, 2013 was determined by our Board of Directors. Our Board of Directors has engaged independent valuation firms to provide us with valuation assistance; however, our Board of Directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

A portion of the portfolio valued by an independent third party is on a quarterly basis, with a substantial portion being valued over the course of each fiscal year.

The percentages of our portfolio, at fair value, valued by independent valuation firms each period during the current fiscal year were as follows:

For the quarter ended December 31, 2013	34.1%
For the quarter ended March 31, 2014	30.5%

As of March 31, 2014 and September 30, 2013, approximately 93.4% and 48.0%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for accretion of original issue discount, or OID, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayment fees which are classified as fee income and recognized as they are earned.

Payment-in-Kind (PIK) Interest

Although none of our investments bore PIK interest as of March 31, 2014, a portion of our loans may contain contractual PIK interest provisions in the future. The PIK interest, which represents contractually deferred interest, will be added to the loan balance that is generally due at the end of the loan term, and would generally be recorded on the accrual basis to the extent such amounts are expected to be collected. We would generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest would involve subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we would determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security would generally be made well before our full write-down of such loan or debt security.

For a discussion of risks we are subject to if we were to acquire loans that bear PIK interest, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments” in our Form 10-K for our fiscal year ended September 30, 2013. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest. The accrual of PIK interest on our debt investments would increase the recorded cost basis of these investments in our financial statements and, as a result, would increase the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our investment adviser.

To qualify as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. We did not have any accumulated PIK interest as of March 31, 2014 and September 30, 2013.

Portfolio Composition

Our investments principally consist of senior secured loans in privately-held companies. Our loans are typically secured by a first or second lien on the assets of the portfolio company and generally have terms of up to six years (but an expected average life of between three and four years). We are currently focusing our origination efforts on a prudent mix of first lien and second lien loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. The mix may change over time based on market conditions and management’s view of where the best risk-adjusted returns are available.

As of March 31, 2014 and September 30, 2013, 100.0% of our investment portfolio (at cost and fair value) was invested in senior secured debt investments that bore interest at floating rates.

The industry composition of our portfolio at cost and fair value as a percentage of total investments was as follows:

Cost:	March 31, 2014	September 30, 2013
Healthcare services	15.69%	53.44%
Application software	12.88	16.86
Internet software & services	10.38	—
Healthcare technology	7.19	—
IT consulting & other services	6.06	—
Pharmaceuticals	5.53	—
Hotels, resorts & cruise lines	5.47	—
Automotive retail	4.90	—
Food distributors	4.16	—
Education services	4.02	—
Advertising	3.10	—
Research & consulting services	2.77	—
Electrical components & equipment	2.77	—
Personal products	2.77	—
Diversified capital markets	2.76	10.28
Oil & gas equipment & services	2.70	10.28
Diversified support services	1.94	—
Movies & entertainment	1.81	—
Electric utilities	1.66	—
Aerospace & defense	1.44	—
Packaged foods & meats	—	9.14
Total	100.00%	100.00%

Fair value:	March 31, 2014	September 30, 2013
Healthcare services	15.62%	53.44%
Application software	12.70	16.86
Internet software & services	10.41	—
Healthcare technology	7.22	—
IT consulting & other services	6.08	—
Pharmaceuticals	5.55	—
Hotels, resorts & cruise lines	5.50	—
Automotive retail	4.91	—
Food distributors	4.17	—
Education services	4.07	—
Advertising	3.12	—
Personal products	2.78	—
Electrical components & equipment	2.78	—
Research & consulting services	2.78	—
Diversified capital markets	2.77	10.28
Oil & gas equipment & services	2.69	10.28
Diversified support services	1.94	—
Movies & entertainment	1.81	—
Electric utilities	1.66	—
Aerospace & defense	1.44	—
Packaged foods & meats	—	9.14
Total	100.00%	100.00%

Portfolio Asset Quality

We employ a ranking system to assess and monitor the credit risk of our investment portfolio. We rank all investments on a scale from 1 to 4. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment. We have determined that there should be an individual ranking assigned to each tranche of securities in the same portfolio company where appropriate. This may arise when the perceived risk of loss on the investment varies significantly between tranches due to their respective seniority in the capital structure.

•	Investment Ranking 1 is used for investments that are performing above expectations and/or capital gains are expected.
•	Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain materially consistent with the potential risks at the time of the original or restructured investment. All new investments are initially ranked 2.
•	Investment Ranking 3 is used for investments that are performing below our expectations and for which risk has materially increased since the original or restructured investment. The portfolio company may be out of compliance with debt covenants and may require closer monitoring. To the extent that the underlying agreement has a PIK interest provision, investments with a ranking of 3 are generally those on which we are not accruing PIK interest.
•	Investment Ranking 4 is used for investments that are performing substantially below our expectations and for which risk has increased substantially since the original or restructured investment. Investments with a ranking of 4 are those for which some loss of principal is expected and are generally those on which we are not accruing cash interest.

The following table shows the distribution of our investments on the 1 to 4 investment ranking scale at fair value as of March 31, 2014 and September 30, 2013:

	March 31, 2014			September 30, 2013
	Fair Value	% of Portfolio	Leverage Ratio	Fair Value	% of Portfolio	Leverage Ratio
1	—	—	—	—	—	—
2	$179,752,625	100.00%	4.26	$48,653,617	100.00%	4.32
3	—	—	—	—	—	—
4	—	—	—	—	—	—
Total	$179,752,625	100.00%	4.26	$48,653,617	100.00%	4.32

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. Any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders. As of March 31, 2014 and September 30, 2013, we had not modified the payment terms of any investments.

Loans and Debt Securities on Non-Accrual Status

As of March 31, 2014 and September 30, 2013, there were no investments on which we had stopped accruing interest income. For the six months ended March 31, 2014, there were no income non-accrual amounts.

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio.

Three and six months ended March 31, 2014

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, advisory fees, structuring fees, exit fees, prepayment fees and waiver fees.

Total investment income for the three months ended March 31, 2014 was $3.4 million and primarily consisted of $2.6 million of interest income from portfolio investments and $0.8 million of fee income. Total investment income for the six months ended March 31, 2014 was $5.7 million and primarily consisted of $3.9 million of interest income from portfolio investments and $1.8 million of fee income. The weighted average cash yield on our debt investments at March 31, 2014 was 6.74%.

Expenses

Expenses for the three and six months ended March 31, 2014 were $1.6 million and $2.4 million, respectively, and primarily consisted of the base management fee, incentive fee, interest expense, professional fees and general and administrative expenses.

Net Investment Income

As a result of the $3.4 million total investment income, as compared to the $1.6 million in total expenses, net investment income for the three months ended March 31, 2014 was $1.8 million. As a result of the $5.7 million total investment income as compared to the $2.4 million in total expenses, net investment income for the six months ended March 31, 2014 was $3.3 million.

Realized Gain on Investments

During the six months ended March 31, 2014, we received cash payments of $51.9 million in connection with payoffs and open market sales of debt investments and recorded a net realized gain of $0.3 million.

Net Unrealized Depreciation on Investments

Net unrealized appreciation or depreciation is the net change in the fair value of our investments during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three and six months ended March 31, 2014, we recorded net unrealized depreciation on our debt investments of $0.3 million and $0.6 million, respectively.

Period ended September 30, 2013

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, advisory fees, structuring fees, exit fees, prepayment fees and waiver fees.

Total investment income for the period ended September 30, 2013 was $1.1 million and primarily consisted of $0.4 million of interest income from portfolio investments and $0.7 million of fee income.

Expenses

Expenses for the period ended September 30, 2013 were $0.3 million and primarily consisted of professional fees, the base management fee and general and administrative expenses. The base management fee was calculated at an annual rate of 1% of the average value of our gross assets (less cash and cash equivalents) for the period ended September 30, 2013.

Net Investment Income

As a result of the $1.1 million total investment income as compared to the $0.3 million in total expenses, net investment income for the period ended September 30, 2013 was $0.8 million.

Realized Gain (Loss) on Investments

In September 2013, we received $4.0 million in connection with the sale of our investment in BMC Software Finance, Inc. The debt investment was exited at par and no realized gain or loss was recorded on this transaction.

Net Unrealized Appreciation (Depreciation) on Investments

Net unrealized appreciation or depreciation is the net change in the fair value of our investments during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the period ended September 30, 2013, we recorded no net unrealized appreciation or depreciation on our investments.

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt and funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity and debt offerings or credit facilities, as we deem appropriate.

For the six months ended March 31, 2014, we experienced a net decrease in cash and cash equivalents of $48.7 million. During that period, we used $126.3 million of cash in operating activities, primarily for the funding of $187.0 million of investments and net revolvers, partially offset by $55.5 million of amortization payments and proceeds from the sale of investments and $3.3 million of net investment income. During the same period, cash provided by financing activities was $77.6 million, primarily consisting of $80.9 million of borrowings under our Credit Facility, net of $1.8 million of deferred financing costs paid and $1.4 million of dividends paid.

As of March 31, 2014, we had $3.7 million of cash and cash equivalents, $1.6 million of restricted cash, portfolio investments (at fair value) of $179.8 million, $0.9 million of interest and fees receivable, dividend payable of $1.5 million, $80.9 million of borrowings under our Credit Facility and unfunded commitments of $12.4 million.

As of September 30, 2013, we had $52.3 million of cash and cash equivalents, portfolio investments (at fair value) of $48.7 million, $0.4 million of interest and fees receivable and unfunded commitments of $5.8 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned, future borrowings and future offerings of securities. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. We may also from time to time enter into joint ventures with other investors to invest in similar securities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Distributions” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of March 31, 2014, we were in compliance with this requirement. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Significant Capital Transactions That Have Occurred Since Inception

The following table reflects the dividend distributions per share that our Board of Directors has declared on our common stock since inception:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
October 8, 2013	October 21, 2013	October 31, 2013	$0.01	$66,667	—	—
October 8, 2013	December 16, 2013	January 31, 2014	0.20	1,333,354	606	$8,288
January 3, 2014	March 31, 2014	April 15, 2014	0.23	1,533,357	469	6,734
February 11, 2014	June 30, 2014	July 15, 2014	0.27
May 12, 2014	September 15, 2014	October 15, 2014	0.30

On July 17, 2013, we completed an initial public offering of 6,666,668 shares of our common stock at the public offering price of $15.00 per share. The proceeds totaled $100.0 million and all offering costs were borne by Fifth Street Management LLC, our investment adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses. Our common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “FSFR.”

Borrowings

On November 1, 2013, FS Senior Funding LLC, our wholly-owned, special purpose financing subsidiary entered into a Credit Facility.

Borrowings under the Credit Facility are subject to certain customary advance rates and accrue interest at a rate equal to either the applicable commercial paper rate (subject to an overall cap) plus 1.90% per annum in the case of a lender that is a commercial paper conduit or otherwise the three-month LIBOR plus 2.00% per annum. In addition, there is a commitment fee payable on the undrawn amount under the credit facility equal to 1.00% (or 0.50% for the first six months after the closing date) of such undrawn amount. Interest and commitment fees are payable quarterly in arrears. The reinvestment period under the Credit Facility ends 18 months after the closing date and the Credit Facility will mature on November 1, 2021.

As of March 31, 2014, we had $80.9 million of borrowings outstanding under the Credit Facility, which had a fair value of $80.9 million. The borrowings under the Credit Facility are secured by all of the assets of FS Senior Funding LLC and all of our equity interest in FS Senior Funding LLC. We may use the Facility to fund a portion of FS Senior Funding LLC’s loan origination activities and for general corporate purposes. Each loan origination under the Credit Facility is subject to the satisfaction of certain conditions. Our borrowings under the Credit Facility bore interest at a weighted average interest rate of 2.18% for the six months ended March 31, 2014. For the three and six months ended March 31, 2014, we recorded interest expense of $0.4 million and $0.6 million, respectively, related to the Credit Facility.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2014 and September 30, 2013, our only off-balance sheet arrangements consisted of $12.4 million and $5.8 million, respectively, of unfunded commitments to provide debt financing to certain of our portfolio companies. Such commitments are subject to our portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Consolidated Statements of Assets and Liabilities and are not reflected on our Consolidated Statements of Assets and Liabilities.

A summary of the composition of unfunded commitments (consisting of revolvers & term loans) as of March 31, 2014 and September 30, 2013 is shown in the table below:

	March 31, 2014	September 30, 2013
Landslide Holdings, Inc.	$5,000,000	$5,000,000
Triple Point Group Holdings, Inc.	5,000,000	—
NextCare, Inc.	2,048,664	—
Quorum Business Solutions (USA), Inc.	333,333	—
Bellisio Foods, Inc.	—	800,847
Total	$12,381,997	$5,800,847

Contractual Obligations

The following table reflects information pertaining to our debt outstanding under the Credit Facility:

	Debt Outstanding as of September 30, 2013	Debt Outstanding as of March 31, 2014	Weighted average debt outstanding for the six months ended March 31, 2014	Maximum debt outstanding for the six months ended March 31, 2014
Credit Facility payable	$—	$80,873,200	$33,110,765	$80,873,200
Total Debt	$—	$80,873,200	$33,110,765	$80,873,200

The following table reflects our contractual obligations arising from the Credit Facility:

	Payments due by period as of March 31, 2014
	Total	< 1 year	1 – 3 years	3 – 5 years	> 5 years
Credit Facility	$80,873,200	$—	$—	$—	$80,873,200
Interest due on the Credit Facility	13,389,411	1,763,036	3,526,072	3,526,072	4,574,231
Total	$94,262,611	$1,763,036	$3,526,072	$3,526,072	$85,447,431

Regulated Investment Company Status and Distributions

We elected to be treated as a RIC under Subchapter M of the Code, commencing with our first taxable year ended September 30, 2013. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To qualify for RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we would also subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis (e.g., calendar year 2013). We anticipate timely distribution of our taxable income within the tax rules; however, we may incur a federal excise tax in future years.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders would be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we would suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock would be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management LLC is controlled by Leonard M. Tannenbaum, its managing member and the vice chairman of our Board of Directors and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 1.0% of the average value of our gross assets at the end of the two most recently completed quarters, which includes any borrowings for investment purposes and excludes cash and cash equivalents, and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three and six months ended March 31, 2014, we incurred fees of $0.8 million and $1.1 million, respectively, under the investment advisory agreement.

Pursuant to the administration agreement entered into as of January 1, 2014 with FSC CT, Inc., which is controlled by Mr. Tannenbaum, we are furnished with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC CT, Inc. assists us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will reimburse our allocable portion of overhead and other expenses incurred in performing the obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and their respective staffs. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. The administration agreement with FSC CT, Inc. has terms substantially similar to the terms of our prior administration agreement with FSC, Inc. During the three and six months ended March 31, 2014, we incurred expenses of $0.1 million and $0.2 million, respectively, under the administration agreements.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Recent Developments

On May 12, 2014, our Board of Directors declared a dividend of $0.30 per share, payable on October 15, 2014 to stockholders of record as of September 15, 2014.

Recently Issued Accounting Standards

See Note 2 to the consolidated financial statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on the consolidated financial statements.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including commercial paper, LIBOR and prime rates, to the extent our debt investments include floating interest rates. In addition, our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act (See “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation”). Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments.

As of March 31, 2014, 100.0% of our debt investment portfolio (at cost and fair value) bore interest at floating rates and had interest rate floors between 1% and 2%.

Based on our Consolidated Statements of Assets and Liabilities as of March 31, 2014, the following table shows the approximate annualized change in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure:

Basis point increase(1)	Interest Income	Interest Expense	Net Increase (Decrease)
500	$6,979,689	$(4,043,700)	$2,935,989
400	5,182,163	(3,234,900)	1,947,263
300	3,384,636	(2,426,200)	958,436
200	1,587,110	(1,617,500)	(30,390)
100	—	(808,700)	(808,700)

(1)	A decline in interest rates would not have a material impact on our consolidated financial statements.

We regularly measure exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. The following table shows a comparison of the interest rate base for our interest-bearing cash (excluding restricted cash) and outstanding investments, at principal as of March 31, 2014 and September 30, 2013:

	March 31, 2014		September 30, 2013
	Interest Bearing Cash & Investments	Borrowings	Interest Bearing Cash & Investments	Borrowings
Money market rate	$3,683,986	$—	$52,346,831	$—
Prime rate	5,019,516	—	—	—
Commercial paper rate	—	80,873,200	—	—
LIBOR:
30 day	15,603,464	—	9,449,153	—
90 day	154,945,141	—	29,229,464	—
180 day	4,962,500	—	9,975,000	—
Fixed rate	—	—	—	—
Total	$184,214,607	$80,873,200	$101,000,448	$—

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of September for the years indicated, unless otherwise noted.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility
Fiscal 2013	—	—	—	N/A
Fiscal 2014 (as of March 31, 2014, unaudited)	$80,900	$2,247	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period, presented in thousands.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes we elected to be treated and qualified as a RIC under Subchapter M of the Code, commencing with our first taxable year ended September 30, 2013. Also, we are an “emerging growth company,” as defined in the JOBS Act, and intend to take advantage of the exemption for emerging growth companies allowing us to temporarily forego the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We do not intend to take advantage of other disclosure or reporting exemptions for emerging growth companies under the JOBS Act.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We intend to achieve our investment objective by investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies whose debt is rated below investment grade, which we refer to collectively as “senior loans.” We may also invest in senior unsecured loans issued by private middle market companies and, to a lesser extent, subordinated loans issued by private middle market companies and senior and subordinated loans issued by public companies. Under normal market conditions, at least 80% of the value of our net assets plus borrowings for investment purposes will be invested in floating rate senior loans. This policy may be changed by our Board of Directors with at least 60 days’ prior written notice provided to stockholders to the extent such a change would not affect our ability to maintain our election as a BDC.

Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily LIBOR plus a premium. The senior loans in which we invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” securities or “junk,” and may be considered a higher risk than debt instruments that are rated investment grade. We target senior loans that generally bear annual interest at a rate of LIBOR plus a 5.0% premium (with a LIBOR floor), and for our investments that are not considered senior loans, we intend to target an annual interest rate of LIBOR plus a 9.0% premium (with a LIBOR floor). We may make investments with interest rates that differ from our target rates and will periodically reassess our target rates in light of prevailing market conditions.

We invest in senior loans made primarily to private leveraged middle market companies with approximately $20 million to $100 million of EBITDA. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $3 million and $20 million each, although we expect that this investment size will vary proportionately with the size of our capital base. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus, but are intended to enhance our overall returns. These opportunistic investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. We may invest up to 30% of our total assets in such opportunistic investments, including senior loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a BDC under the 1940 Act. See “Regulation as a Business Development Company.”

We are managed by Fifth Street Management and FSC CT, Inc. provides the administrative services necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of Fifth Street Management and FSC CT, Inc. respectively, will enable us to operate more efficiently and with lower overhead costs than other newly formed funds of comparable size.

From the time we commenced operations on June 29, 2013 through March 31, 2014, we originated $252.5 million of funded debt investments. As of March 31, 2014, our portfolio totaled $179.8 million at fair value and was comprised of 34 investments in operating companies. The 34 debt investments in our portfolio as of March 31, 2014 had a weighted average debt to EBITDA multiple of 4.17x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of March 31, 2014 was approximately 6.78%, of which 6.74% represented cash payments and 0.04% represented other non-cash items.

As a BDC, we are required to comply with certain regulatory requirements, including limitations on our use of debt. We will be permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. We are currently targeting a debt to equity ratio of 0.85x (i.e., we aim to have one dollar of equity for each $0.85 of debt outstanding).

As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

Our Investment Adviser

Our investment adviser also currently serves as the investment adviser to FSC, a BDC founded and managed by our vice chairman and chief executive officer, Leonard M. Tannenbaum, who has led the investment of over $4.5 billion in small and mid-sized companies and the origination of over 180 investment transactions since 1998. In focusing on senior loans that bear interest on the basis of a floating base lending rate, our primary investment focus differs from that of FSC, which focuses more generally on debt and equity investments in small and mid-sized companies. However, there may be overlap in terms of our targeted investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The key principals and members of senior management of our investment adviser are Mr. Tannenbaum, our vice chairman, chief executive officer and investment adviser’s managing partner, Bernard D. Berman, our chairman and a partner of our investment adviser, Ivelin M. Dimitrov, our president and chief investment officer and a partner of our investment adviser, Sunny K. Khorana, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser, Alexander C. Frank, our chief operating officer and a partner of our investment adviser, Steven M. Noreika, our chief financial officer and a partner of our investment adviser, and Frederick D. Buffone, a managing director of our investment adviser.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We have adopted the following business strategy to achieve our investment objective:

•	Concentrate on floating rate senior loans. We concentrate on senior loans that bear interest based on a floating rate. We believe that senior loans, which are often supported by a pledge of collateral, will provide us with adequate protection and attractive risk-adjusted returns. In addition, with interest rates at historically low levels, we believe that investing in floating rate loans will provide us with positive exposure to any future period of rising interest rates.
•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in middle market companies, which should serve as a significant source of investment opportunities for us. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. Although our interests may not always be aligned with our private equity sponsors given their position as the equity holder and our position as the debt holder in our portfolio companies, we believe that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.
•	Focus on established middle market companies. We believe that there are fewer finance companies focused on transactions involving middle market companies than finance companies focused on larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, as well as more significant covenant protection than typical of transactions involving larger companies. We target companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.
•	Make direct originations. Over the last several years, the principals of our investment adviser have developed an origination strategy that we believe allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and prepayment fees.
•	Benefit from the large pool of uninvested private equity capital likely to seek complementary debt financing. We expect that private equity firms will continue to be active investors in middle market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.
•	Selectively participate in a broad pipeline of capital market transactions. In addition to making direct originations, we also expect to acquire senior loans through assignments or participations of interests in such loans. To do so, we intend to utilize our investment adviser’s extensive network of sponsor and bank relationships to review a wide variety of transactions. We expect that this robust pipeline will allow us to efficiently deploy capital and make investments in selected companies that align with our investment objective.
•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments and seek to invest alongside private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser analyzes monthly and quarterly financial statements versus previous periods and years, reviews financial projections, compliance certificates and covenants and meets with management.
•	Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We intend to structure our aggregate investments on a basis that we believe presents reasonable risk with high cash yields and cash structuring fees. We anticipate that our investments will have strong protections, including default penalties, prepayment fees, information rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe that these protections, coupled with the other features of our investments described above, allow us to reduce our risk of capital loss and should enable us to attractive risk-adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss or achieve attractive risk-adjusted returns.

•	Leverage the skills and experience of our investment adviser. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and collectively they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Investment Criteria

The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines are met in connection with each of our investments.

•	Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We will generally focus on companies with a history of profitability on an operating cash flow basis.
•	Strong market presence. We intend to invest in portfolio companies that we believe have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. We will also seek portfolio companies that we believe possess advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors.
•	Private equity sponsorship. We generally seek to invest in companies in connection with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.
•	Seasoned management team. We generally require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests.
•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.
•	Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Investments

We invest in portfolio companies primarily in the form of senior loans. These senior loans typically have current cash pay interest with some amortization of principal. Interest is generally paid on a floating rate basis, often with a floor, based on the LIBOR rate. We generally obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. We also may make unsecured debt or equity investments from time to time, including investments in structured products such as loan securitizations.

The senior loans that we target typically have final maturities of four to six years. However, we expect that our portfolio companies often may repay these loans early, generally within three to four years from the date of initial investment.

We generally tailor the terms of an investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We seek to limit the downside potential of our investments by negotiating covenants in connection with our investments that afford our portfolio companies flexibility in managing their businesses, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Deal Origination

Our deal origination efforts are focused on building relationships with private equity sponsors that are focused on investing in the middle market companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. The investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,500 of such private equity firms and our investment adviser has active relationships with approximately 240 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors provides us with significant investment opportunities.

Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by the partners of our investment adviser when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser’s Investment Committee. This is the first stage of our origination process, the “Review” stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment overview is created. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, our investment adviser has historically decided not to proceed with more than 80% of the investment opportunities reviewed by its Investment Committee.

For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the “Term Sheet Issued” stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser’s Investment Committee for approval. If the deal is approved, the term sheet is signed. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, “Closings,” culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor’s funding of its investment in the portfolio company, have been satisfied.

Investment Underwriting

Investment Underwriting Process and Approval

We make our investment decisions only after consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. Our investment adviser will use a proprietary scoring system to evaluate each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence we utilize for investment decisions, although not all factors will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	the number of years in their current positions;
•	track record;
•	industry experience;
•	management incentive, including the level of direct investment in the enterprise;
•	background investigations; and
•	completeness of the management team (lack of positions that need to be filled).

Industry dynamics

An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

•	sensitivity to economic cycles;
•	competitive environment, including number of competitors, threat of new entrants or substitutes;
•	fragmentation and relative market share of industry leaders;
•	growth potential; and
•	regulatory and legal environment.

Business model and financial assessment

Prior to making an investment decision, our investment adviser undertakes a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

•	historical and projected financial performance;
•	quality of earnings, including source and predictability of cash flows;
•	customer and vendor interviews and assessments;
•	potential exit scenarios, including probability of a liquidity event;
•	internal controls and accounting systems; and
•	assets, liabilities and contingent liabilities.

Private equity sponsor

Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The private equity sponsor is evaluated along several key criteria, including:

•	investment track record;
•	industry experience;
•	capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and
•	reference checks.

Portfolio Management

Active Involvement in our Portfolio Companies

As a BDC, we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;
•	periodic and regular contact with portfolio company management to discuss financial position requirements and accomplishments;
•	attendance at board meetings;
•	periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and
•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan.

Ranking Criteria

In addition to various risk management and monitoring tools, we use an investment ranking system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a four-level numeric ranking scale. The following is a description of the conditions associated with each investment ranking:

•	Investment Ranking 1 is used for investments that are performing above expectations and/or a capital gain is expected.
•	Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain materially consistent with the potential risk at the time of the original investment. All new investments are initially ranked 2.
•	Investment Ranking 3 is used for investments that are performing below our expectations and for which risk has materially increased since the original investment. The portfolio company may be out of compliance with debt covenants and requires closer monitoring.
•	Investment Ranking 4 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a ranking of 4 are those for which some loss of principal is expected.

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the affected portfolio company. While our investment ranking system will identify the relative risk for each investment, the ranking alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

Valuation of Portfolio Investments and Net Asset Value Determinations

We generally invest in illiquid senior loans issued by private middle market companies. All of our investments are recorded at fair value as determined in good faith by our Board of Directors.

Authoritative accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

In accordance with authoritative accounting guidance, we perform detailed valuations of our investments on an individual basis, using bond yield, income and market approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, income approach, or, in certain cases, an alternative methodology potentially including an asset liquidation model, expected recovery model or other alternative approaches.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of earnings EBITDA, cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;
•	Preliminary valuations are then reviewed and discussed with the principals of the investment adviser;
•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit the reports to us;
•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	Our finance department prepares a valuation report for the Audit Committee of our Board of Directors;
•	The Audit Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•	The Audit Committee of our Board of Directors reviews the preliminary valuations, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and
•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

Our Board of Directors has engaged independent valuation firms to provide us with valuation assistance. We intend to have independent valuation firms provide us with valuation assistance on a portion of our portfolio on a quarterly basis and a substantial portion of our portfolio over the course of each fiscal year; however, our Board of Directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

Determination of fair values involves subjective judgments and estimates. The notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

Quarterly Net Asset Value Determination

Our Board of Directors determines the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock is equal to the value of our total assets minus liabilities divided by the total number of shares of common stock outstanding. Our liabilities will include amounts which we have accrued under our investment advisory agreement, including the management fee, income incentive fee and capital gains incentive fee, the latter of which will be accrued based upon the cumulative realized and unrealized capital appreciation in our portfolio.

Determination in Connection with Certain Offerings

In connection with offerings of shares of our common stock and except as otherwise permitted by the 1940 Act, our Board of Directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made, except as otherwise provided for by the 1940 Act. Our Board of Directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock (as disclosed in the most recent periodic report that we filed with the SEC) and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value per share of our common stock most recently disclosed by us (as disclosed in the most recent periodic report that we filed with the SEC) and our management’s assessment of any material change in the net asset value per share of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

The determination described in this section is part of our compliance policies and procedures and will be recorded and maintained with other records that we are required to maintain under the 1940 Act.

Competition

We compete for investments with a number of BDCs and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that some of our competitors make loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. See “Investment Advisory Agreement.” Our investment adviser utilizes a team of over 30 investment professionals, including its principals. We reimburse our administrator, FSC CT, Inc., for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including our allocable portion of the costs of compensation of our chief operating officer, chief financial officer and chief compliance officer, and their staffs. See “Administration Agreement.”

Properties

We do not own any real estate or other physical properties material to our operations. We utilize office space that is leased by our affiliates for our principal executive office at 10 Bank Street, 12th Floor, White Plains, NY 10606, as well as additional office space at 2 Greenwich Office Park, 2nd Floor, Greenwich, CT 06831, 311 South Wacker Drive, Suite 3380, Chicago, IL 60606 and 250 Cambridge Avenue, Suite 201, Palo Alto, CA 94306.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2014, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments we make available and the board observation or participation rights we may receive.

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Control Investments(3)			$—	$—
Affiliate Investments(4)			$—	$—
Non-Control/Non-Affiliate Investments(6)
Triple Point Group Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 7/10/2020(8)(12)		$4,975,000	$4,863,392	$4,486,184
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 7/10/2018(8)			—	—
			4,863,392	4,486,184
BioScrip, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2020(8)(11)(12)		1,670,678	1,670,678	1,667,874
			1,670,678	1,667,874
Blackhawk Specialty Tools, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 8/1/2019(8)(12)		4,875,000	4,875,000	4,838,431
			4,875,000	4,838,431
New Trident Holdcorp, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2019(8)(12)		9,950,000	9,950,000	9,796,318
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 7/31/2020(8)		1,000,000	1,000,000	981,535
			10,950,000	10,777,853
Landslide Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 2/25/2020(8)(11)(12)		3,316,667	3,316,667	3,291,388
Second Lien Term Loan, LIBOR+7.25% (1.25% floor) cash due 2/25/2021(8)		3,000,000	3,000,000	2,998,306
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 8/9/2018(8)			—	—
			6,316,667	6,289,694
Smile Brands Group Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6.25% (1.25% floor) cash due 8/16/2019(8)(12)		4,975,000	4,975,000	4,928,750
			4,975,000	4,928,750
NXT Capital, LLC	Diversified capital markets
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 9/4/2018(8)(12)		4,975,000	4,975,000	4,970,883
			4,975,000	4,970,883
American Auto Auction Group, LLC	Automotive retail
First Lien Term Loan, LIBOR+4.75% (1.25% floor) cash due 9/30/2016(8)(12)		8,839,286	8,839,286	8,823,836
			8,839,286	8,823,836

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Quorum Business Solutions (USA), Inc.	IT consulting & other services
First Lien Term Loan, LIBOR+4.5% (1.25% floor) cash due 11/8/2018(8)(12)		$4,550,000	$4,550,000	$4,550,774
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 11/8/2018(8)			—	—
			4,550,000	4,550,774
IG Investments Holdings, LLC	IT consulting & other services
First Lien Term Loan, LIBOR+4.25% (1.25% floor) cash due 10/31/2019(8)(11)(12)		6,371,276	6,371,276	6,383,524
			6,371,276	6,383,524
Vitera Healthcare Solutions, LLC	Healthcare technology
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020(9)(12)		9,975,000	9,975,000	9,978,453
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(9)		3,000,000	3,000,000	2,999,728
			12,975,000	12,978,181
The Active Network, Inc.	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 11/13/2020(8)(12)		4,389,000	4,389,000	4,373,225
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(8)		2,400,000	2,400,000	2,405,548
			6,789,000	6,778,773
Accruent, LLC	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1.25% floor) cash due 11/25/2019(8)(12)		4,987,500	4,987,500	4,992,414
			4,987,500	4,992,414
Travel Leaders Group, LLC	Hotels, resorts & cruise lines
First Lien Term Loan B, LIBOR+6% (1% floor) cash due 12/5/2018(8)(12)		9,875,000	9,875,000	9,878,561
			9,875,000	9,878,561
Pacific Architects and Engineers Incorporated	Diversified support services
First Lien Term Loan B, LIBOR+6.25% (1% floor) cash due 7/17/2018(8)(12)		3,491,250	3,491,250	3,491,732
			3,491,250	3,491,732
Power Products, LLC	Electrical components & equipment
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 12/13/2019(8)(12)		5,000,000	5,000,000	4,998,422
			5,000,000	4,998,422
Survey Sampling International, LLC	Research & consulting services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 12/12/2019(8)(12)		5,000,000	5,000,000	4,994,805
			5,000,000	4,994,805
Therakos, Inc.	Healthcare services
First Lien Term Loan, LIBOR+6.25% (1.25% floor) cash due 12/27/2017(8)(12)		1,989,942	1,989,942	1,992,070
			1,989,942	1,992,070
Answers Corporation	Internet software & services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/20/2018(8)(12)		4,937,500	4,937,500	4,939,990
Second Lien Term Loan, LIBOR+10% (1% floor) cash due 6/19/2020(8)(12)		2,000,000	2,000,000	2,002,352
			6,937,500	6,942,342

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Maxor National Pharmacy Services, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 1/31/2020(10)(12)		$9,975,000	$9,975,000	$9,975,000
			9,975,000	9,975,000
NextCare, Inc.	Healthcare services
Senior Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(12)		5,523,923	5,523,923	5,523,923
Delayed Draw Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(12)			—	—
Senior Revolver, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(12)		80,319	80,319	80,319
Acquisition Line, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(12)		12,851	12,851	12,851
			5,617,093	5,617,093
J.A. Cosmetics Holdings, Inc.	Personal products
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 1/31/2019(8)(12)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
FR Dixie Acquisition Corp.	Electric utilities
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 12/18/2020(7)(8)(12)		2,992,500	2,992,500	2,992,500
			2,992,500	2,992,500
TriMark USA LLC	Food distributors
First Lien Term Loan, LIBOR+6.25% (1% floor) cash due 5/11/2019(8)(12)		7,500,000	7,500,000	7,500,000
			7,500,000	7,500,000
MRI Software LLC	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 1/31/2021(8)(12)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
Aegis Acquisition, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/24/2021(8)		3,100,000	3,100,000	3,100,000
			3,100,000	3,100,000
Anaren, Inc.	Aerospace & defense
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 2/18/2021(8)(12)		2,593,500	2,593,500	2,593,500
			2,593,500	2,593,500
B&H Education, Inc.	Education services
First Lien Term Loan, LIBOR+5.25% (1.5% floor) cash due 5/3/2015(10)(12)		$7,309,429	$7,256,420	$7,309,429
			7,256,420	7,309,429
Deluxe Entertainment Services Group Inc.	Movies & entertainment
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 2/28/2020(8)(12)		3,250,000	3,250,000	3,250,000
			3,250,000	3,250,000
Safenet, Inc.	Application software
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 3/5/2020(8)(12)		2,500,000	2,500,000	2,500,000
			2,500,000	2,500,000
Sybil Software LLC	Application software
First Lien Term Loan, LIBOR+4% (1% floor) cash due 3/20/2020(7)(9)		2,700,000	2,700,000	2,700,000
			2,700,000	2,700,000

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Aptean, Inc.	Application software
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/24/2021(8)		$1,250,000	$1,250,000	$1,250,000
			1,250,000	1,250,000
Extreme Reach, Inc.	Advertising
First Lien Term Loan, LIBOR+5.75% (1% floor) cash due 1/24/2020(8)(12)		5,600,000	5,600,000	5,600,000
			5,600,000	5,600,000
Flexera Software LLC	Application software
Second Lien Term Loan, LIBOR+7.0% (1% floor) cash due 4/2/2021(8)		600,000	600,000	600,000
			600,000	600,000
Total Non-Control/Non-Affiliate Investments (178.2% of net assets)			$180,366,004	$179,752,625
Total Portfolio Investments (178.2% of net assets)			$180,366,004	$179,752,625

(1)	All debt investments are income producing unless otherwise noted.
(2)	See Note 3 to the consolidated financial statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Principal amount is net of repayments, if any.
(6)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(7)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.
(8)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 60-day, 90-day or 180-day LIBOR, at the borrower’s option.
(9)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 90-day or 180-day LIBOR, at the borrower’s option.
(10)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 60-day or 90-day LIBOR, at the borrower’s option.
(11)	Interest rates have been adjusted on certain term loans. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	Reason
Landslide Holdings, Inc.	February 25, 2014	– 0.25% on First Lien Term Loan	Per loan amendment
BioScrip, Inc.	January 31, 2014	+ 0.75% on Term Loan B	Per loan agreement
IG Investments Holdings, LLC	December 31, 2013	– 0.25% on First Lien Term Loan	Per loan agreement

(12)	Held by the Company, in whole or in part, indirectly through FS Senior Funding LLC and pledged as collateral under the Company’s Credit Facility with Natixis, New York Branch.

Set forth below is a brief description of each portfolio company in which the fair value of our investment represents greater than 5% of our total assets as of March 31, 2014.

New Trident Holdcorp, Inc. is a nationwide vertically-integrated provider of bedside diagnostics services, offering mobile x-ray, ultrasound, teleradiology and laboratory services to skilled nursing home, assisted living, home healthcare, hospice and correctional markets.

Vitera Healthcare Solutions, LLC is a provider of on-premise and hosted practice management software and electronic health record solutions for primary care and specialty physician practices.

Travel Leaders Group, LLC is a traditional travel agency business that manages corporate, leisure, franchise, and consortia travel operations under a variety of diversified divisions and brands.

Maxor National Pharmacy Services, LLC is a provider of integrated pharmacy and healthcare services that operates a pharmacy network that provides prescription drugs and healthcare services to patients throughout the United States.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consists of five members, three of whom are classified under applicable NASDAQ corporate governance regulations by our Board of Directors as “independent” directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our amended and restated certificate of incorporation, our Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our amended and restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Senior Floating Rate Corp. as defined in Section 2(a)(19) of the 1940 Act.

The address for each director is c/o Fifth Street Senior Floating Rate Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Name	Age	Director Since	Expiration of Term
Independent Directors
Brian S. Dunn	42	2013	2016
Richard P. Dutkiewicz	58	2013	2015
Jeffrey R. Kay	46	2013	2017
Interested Directors
Leonard M. Tannenbaum	42	2013	2016
Bernard D. Berman	43	2013	2015

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
Leonard M. Tannenbaum	42	Chief Executive Officer
Ivelin M. Dimitrov	35	President and Chief Investment Officer
Alexander C. Frank	56	Chief Operating Officer
David H. Harrison	41	Chief Compliance Officer and Secretary
Steven M. Noreika	38	Chief Financial Officer

The address for each executive officer is c/o Fifth Street Senior Floating Rate Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Biographical Information

Independent Directors

•	Brian S. Dunn. Mr. Dunn has been a member of our Board of Directors since May 2013 and has served on FSC’s Board of Directors since December 2007. Mr. Dunn has over 18 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Currently, he manages Little White Dog, Inc., a marketing firm that he founded. Mr. Dunn was the marketing director and chief operating officer for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise from June 2006 until May 2011. Lipenwald filed for bankruptcy in July 2011. Prior to Lipenwald, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania with a B.S. in Economics.

Mr. Dunn’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service with our Company. His experience as a marketing executive for several consumer-oriented companies also provides guidance to our investor relations efforts. Mr. Dunn’s many experiences also make him skilled in leading committees requiring substantive expertise, including his role as chairman of the Board’s Nominating and Corporate Governance Committee. Mr. Dunn’s service on FSC’s Board of Directors also provides him with a specific understanding of our investment platform, and the business and regulatory issues facing BDCs. The foregoing qualifications led to our conclusion that Mr. Dunn should serve as a member of our Board and chairman of the Compensation Committee.

•	Richard P. Dutkiewicz. Mr. Dutkiewicz has been a member of our Board of Directors since May 2013 and has served on FSC’s Board of Directors since February 2010. Currently, he is the chief operating officer and chief financial officer of SmartStore, a SaaS provider to the restaurant and retail industries. He has also served as a managing director at Capital Insight, LLC, a private investment bank, since March 2013. Previously, he was an independent financial and management consultant affiliated with Exxedus Capital Partners from September 2012 to March 2013. From April 2010 to March 2012, Mr. Dutkiewicz was the executive vice president and chief financial officer of Real Mex Restaurants, Inc., which filed for bankruptcy in October 2011. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group, Inc. from October 2003 to April 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president — information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice-president finance, and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president-finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an audit manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago. Mr. Dutkiewicz served on the Board of Directors of Motor Sport Country Club Holdings, Inc., which sells balancing technology for rotating devices in the automotive industry, from 2010 to April 2013.

Through his prior experiences as a vice president and chief financial officer at several public companies, including as executive vice president and chief financial officer of Real Mex Restaurants, Inc. and chief financial officer of Einstein Noah Restaurant Group, Inc., Mr. Dutkiewicz brings business expertise, finance and audit skills to his Board service with our Company. Mr. Dutkiewicz’s expertise, experience and skills closely align with our operations, and his service on FSC’s Board of Directors combined with his prior investment experience in managing public companies facilitates an in-depth understanding of our investment business. Moreover, Mr. Dutkiewicz’s knowledge of financial and accounting matters qualify him as the Board’s Audit Committee Financial Expert and chairman of the Audit Committee. The foregoing qualifications led to our conclusion that Mr. Dutkiewicz should serve as a member of our Board.

•	Jeffrey R. Kay. Mr. Kay has been a member of our Board of Directors since May 2013. Mr. Kay has over 20 years of marketing and entrepreneurial experience. Over the past ten years, Mr. Kay has founded and operated two different successful businesses providing marketing services and consulting to Fortune 500 companies. Currently, he is the founder and managing director of Brandfan, Inc., a marketing firm that specializes in working with consumer-oriented companies to build revenue-generating digital marketing partnerships. From March 2011 to July 2012, Mr. Kay was the vice president of business development for Fanscape, Inc., a division of Omnicom Group specializing in social media marketing, during which time he also established and managed the company’s New York office. From March 2003 to December 2010, Mr. Kay was senior vice president, strategy & concept development at Eastwest Marketing Group, Inc., an independent consumer-oriented marketing services and consulting firm. Mr. Kay’s previous experience includes founding and operating Performance Marketing Communications, an independent consumer-oriented marketing services agency, and holding management positions at various marketing agencies. Mr. Kay graduated from the University of Maryland College of Business and Management with a B.S. in Marketing and Business Administration.

Mr. Kay’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service with our Company. His experience as a marketing executive for several consumer-oriented companies also provides guidance to our investor relations efforts. The foregoing qualifications led to our conclusion that Mr. Kay should serve as a member of our Board.

Interested Directors

•	Leonard M. Tannenbaum, CFA. Mr. Tannenbaum has been our chief executive officer since May 2013, served as chairman of our Board of Directors from May 2013 to January 2014 and currently serves as our vice chairman. He has also served as the chief executive officer of FSC since October 2007 and the chairman of its Board of Directors since December 2007, and was its president from October 2007 through February 2010. He is also the managing partner of our investment adviser and serves on its investment committee. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch. In addition to serving on our Board of Directors, Mr. Tannenbaum currently serves on the Board of Directors of several private Greenlight Capital affiliated entities and has previously served on the Boards of Directors of several other public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc. and WesTower Communications, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Tannenbaum brings to our Company a unique business expertise and knowledge of private equity financing as well as extensive financial and risk assessment abilities. Mr. Tannenbaum’s service on FSC’s Board of Directors also provides him with a specific understanding of our investing platform and the business and regulatory issues facing BDCs. Mr. Tannenbaum’s positions as chief executive officer of our Company, managing partner of our investment adviser and member of its investment committee provides the Board with a direct line of communication to, and direct knowledge of the operations of, our Company and our investment adviser, respectively. The foregoing qualifications led to our conclusion that Mr. Tannenbaum should serve as a member of our Board.

•	Bernard D. Berman. Mr. Berman has been the chairman of our Board of Directors since January 2014, a member of our Board of Directors since May 2013 and served as our president from May 2013 to January 2014. He has also been a member of FSC’s Board of Directors since February 2009, its president since February 2010 and its secretary since October 2007, and served as its chief compliance officer from April 2009 to May 2013. Mr. Berman is also a partner of our investment adviser and serves on its investment committee. Mr. Berman is responsible for the operations of our Company. He also currently serves as chairman of the Board of Directors of Traffic Solutions Holdings, Inc. (formerly known as Statewide Holdings, Inc.). Prior to joining Fifth Street in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman received a J.D. from Boston College Law School and a B.S. in Finance from Lehigh University.

Mr. Berman’s prior position as a corporate attorney allows him to bring to the Board and our Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues facing BDCs. Mr. Berman’s service on FSC’s Board of Directors also provides him with a specific understanding of our investing platform. The foregoing qualifications led to our conclusion that Mr. Berman should serve as a member of our Board.

Executive Officers Who Are Not Directors

•	Ivelin M. Dimitrov, CFA. Mr. Dimitrov has been our chief investment officer since May 2013. He has also been a member of FSC’s Board of Directors since January 2013 and its chief investment officer and the chief investment officer of our investment adviser since August 2011, and served as co-chief investment officer for these entities since November 2010 and June 2010, respectively. He is also a partner of our investment adviser and serves on its investment committee. Mr. Dimitrov has over eight years of experience structuring middle market transactions. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible for the credit underwriting of our investment portfolio, overseeing risk analysis and investment approvals. Mr. Dimitrov leads the tactical asset allocation decisions for the portfolio, shifting exposures between asset classes and industries, as well as managing interest rate risk. He is also responsible for the recruitment and development of the investment adviser’s investment team. He has substantial experience in financial analysis, valuation and investment research. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. He is also a holder of the Chartered Financial Analyst designation and has completed CFA Institute’s Investment Management Workshop at Harvard Business School.
•	Alexander C. Frank. Mr. Frank has been our chief operating officer since November 2013 and previously served as our chief financial officer. He has also served as the chief financial officer of FSC since September 2011 and is a partner of our investment adviser. Prior to joining Fifth Street, he served as a managing director and chief financial officer of Chilton Investment Company LLC, a global investment management firm, from September 2008 to March 2011. Mr. Frank was responsible for finance and operations infrastructure. Prior to that, Mr. Frank spent over 22 years at Morgan Stanley, having served as global head of institutional operations, global corporate controller and chief financial officer of U.S. broker/dealer operations and global treasurer. In his roles, he oversaw various securities infrastructure services, creating efficiencies throughout the organization, and managed all aspects of the internal and external financial control and reporting functions. He also oversaw the firm’s financing, capital planning, cash management and rating agency functions. Mr. Frank began his career in audit and tax accounting at Arthur Andersen LLP before joining Morgan Stanley in 1985. He received an M.B.A. from the University of Michigan and a B.A. from Dartmouth College.
•	David H. Harrison. Mr. Harrison has been our chief compliance officer and secretary since May 2013. He has also served as the chief compliance officer of FSC since May 2013 and as its assistant secretary since February 2010, and prior to that, as the director of legal & compliance and a vice president of our administrator. Prior to joining Fifth Street in October 2009, he served as a corporate and securities attorney with the law firm of Dewey & LeBoeuf LLP where he focused on structuring and negotiating various corporate and finance transactions and ensuring compliance with federal securities laws. He received a J.D. from Boston University School of Law and a B.A. from Brandeis University.
•	Steven M. Noreika. Mr. Noreika has served as our chief financial officer since November 2013 and previously served as our executive director and controller since June 2013. He is also managing director and controller of FSC, as well as chief financial officer and a partner of our investment adviser. He also served as interim chief financial officer of FSC from September 1, 2011 to September 19, 2011. Mr. Noreika joined Fifth Street in September 2008. Prior to joining Fifth Street, from 2002 to 2008, Mr. Noreika was a manager of internal financial reporting at Time Warner, Inc. where he worked on various aspects of financial reporting, financial systems design and implementation. Prior to that, he worked in a supervisory role for Marcum & Kliegman, LLP, where he was responsible for audit and tax engagements for clients in various industries, predominantly financial services, real estate, new media and entertainment. Mr. Noreika is a Certified Public Accountant and holds a B.B.A. in Accounting from Pace University. He is also a holder of the Chartered Financial Analyst designation.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times. Our Board of Directors has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to our Corporate Governance Policy, whenever the chairman of the Board is not an independent director, the chairman of the Nominating and Corporate Governance Committee will act as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the company even though they may have another relationship to the company or its management that prevents them from being independent directors).

Presently, Mr. Berman serves as the chairman of our Board of Directors and he is also a partner of our investment adviser. We believe that Mr. Berman’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Berman’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit, Nominating and Corporate Governance, and Compensation Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet without the presence of interested directors and other members of management with in executive session, for administering our compliance policies and procedures. While certain non-management members of our Board of Directors may participate on the boards of directors of other public companies, we do not believe their participation will be excessive or interfere with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the company’s accounting and financial reporting processes, the company’s systems of internal controls regarding finance and accounting, and audits of the company’s financial statements, as well as the establishment of guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief operating officer, chief financial officer, chief compliance officer and their staffs.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets in executive session with the independent directors during the year.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation applicable to BDCs. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Our Board of Directors met once during fiscal year 2013. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member.

Our Board of Directors has established the committees described below. Our Corporate Governance Policy, Code of Business Conduct and Ethics, our and our investment adviser’s Code of Ethics as required by the 1940 Act and our Board Committee charters are available at our corporate governance webpage at http://fsfr.fifthstreetfinance.com and are also available to any stockholder who requests them by writing to our secretary, David Harrison, at Fifth Street Senior Floating Rate Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, Attention: Corporate Secretary. Our directors are invited and encouraged to attend each Annual Meeting of Stockholders.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting, as well as establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments. The members of the Audit Committee are Messrs. Dunn, Dutkiewicz and Kay, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dutkiewicz serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Dutkiewicz is an “audit committee financial expert” as defined under SEC rules. Our Audit Committee met twice during the 2013 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Dutkiewicz and Kay, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee did not meet during the 2013 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, Fifth Street Senior Floating Rate Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;
•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;
•	the capacity and desire to serve as a member of our Board of Directors and to represent the balanced, best interests of our stockholders as a whole;
•	experience with accounting rules and practices; and
•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. While our Board does not have a specific diversity policy, the Board believes it is important to consider factors such as diversity of race, religion, national origin, gender, ethnicity, age, sexual orientation, disability, cultural background, education and professional experiences in evaluating candidates for Board membership.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board would be polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by us of the compensation of our chief operating officer, chief financial officer and chief compliance officer and their staffs. The current members of the Compensation Committee are Messrs. Dunn, Dutkiewicz and Kay, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dunn serves as the chairman of the Compensation Committee. As discussed below, currently, none of our executive officers are directly compensated by us. Our Compensation Committee did not meet during the 2013 fiscal year.

Director Compensation

The following table sets forth compensation of our directors for the year ended September 30, 2013:

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Bernard D. Berman	—	—
Leonard M. Tannenbaum	—	—
Independent Directors
Brian S. Dunn	$12,257	$12,257
Richard P. Dutkiewicz	$11,257	$11,257
Jeffrey R. Kay	$10,007	$10,007

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

We pay our independent directors an annual retainer fee of $25,000, payable once per year to independent directors that attend at least 75% of the meetings held the previous year. In addition, the independent directors receive $2,000 for each Board meeting in which the director attended in person and $1,000 for each Board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. The independent directors also receive $1,000 for each Board committee meeting in which they attended in person and $500 for each Board committee meeting in which they participated other than in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a Board meeting.

In addition, the chairman of the Audit Committee receives an annual retainer of $5,000, while the chairman of the Nominating and Corporate Governance Committee and the Compensation Committee each receive an annual retainer of $2,500.

No compensation will be paid to directors who are interested persons of us as defined in the 1940 Act.

Executive Officer Compensation

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Compensation paid to our chief operating officer, chief financial officer, chief compliance officer and their staffs is set by our administrator, FSC CT, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, our chief executive officer and managing partner of our investment adviser, Bernard D. Berman, our chairman and a partner of our investment adviser and Ivelin M. Dimitrov, our president and chief investment officer, and a partner of our investment adviser. For more information regarding the business experience of Messrs. Tannenbaum, Berman and Dimitrov, see “Business — Our Investment Adviser” and “Management — Biographical Information.”

Investment Personnel

Our investment adviser’s investment personnel consists of its portfolio managers and key principals, Messrs. Tannenbaum, Berman, Dimitrov, Khorana, Zmijeski, Frank, Noreika and Buffone, who, in addition to our investment adviser’s Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

The portfolio managers of our investment adviser are not employed by us, and receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

In addition to managing our investments, as of March 31, 2014, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity Type	Investment Focus	Gross Assets(1)
Fifth Street Finance Corp.	Publicly-traded business development company	Debt and equity investments in small and mid-sized companies, primarily in connection with investments by private equity sponsors	$2.8 billion
Fifth Street Credit Opportunities Fund, L.P. (“FSCOF”)(2)	Private investment fund	Credit-related instruments and investments in publicly-traded equity and equity-linked securities	$28.9 million
Fifth Street Senior Loan Fund I Operating Entity, LLC (“FSSLF”)	Private investment fund	Debt and equity investments in small and mid-sized companies, primarily in connection with investments by private equity sponsors	$42.1 million
Fifth Street Mezzanine Partners II, L.P. (“FSMP II”)(3)	Private investment fund	Debt and equity investments in small and mid-sized companies, primarily in connection with investments by private equity sponsors	$4.1 million

(1)	Gross assets are calculated as of March 31, 2014, and are rounded to the nearest million.
(2)	The equity investors of FSCOF primarily include individuals that are affiliated with us and our investment adviser.
(3)	FSMP II is no longer making investments other than follow-on investments in existing portfolio companies.

Certain investments may be appropriate for us and affiliates of our investment adviser and the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities between such entities.

Below are the biographies for the portfolio managers whose biographies are not included elsewhere in this prospectus.

•	Sunny K. Khorana. Mr. Khorana is a partner of our investment adviser. Mr. Khorana joined our investment adviser in October 2010 and is responsible for deal origination in the Central region of the United States. From 2006 to 2009, he worked at CIT Group, in its Sponsor Finance Group, where he was responsible for originating and structuring debt financing opportunities for middle market private equity firms. From 1999 to 2005, Mr. Khorana worked at JP Morgan Securities, primarily in the Financial Sponsor Group, where he focused on debt, equity and advisory assignments for private equity firms and their portfolio companies. Mr. Khorana began his career at KPMG LLP in audit services. Mr. Khorana graduated from the University of Michigan with an M.B.A. in Finance and has a B.S. in Accounting from Indiana University.
•	Casey J. Zmijeski. Mr. Zmijeski has been a partner of our investment adviser since June 2010. Mr. Zmijeski is responsible for developing private equity sponsor relationships and originating loans in the Eastern region of the United States. Mr. Zmijeski joined our investment adviser in September 2009 after spending nearly four years at Churchill Financial in New York where he was responsible for originating and structuring debt financing opportunities for middle market private equity firms from 2006 to 2009. Mr. Zmijeski held similar responsibilities with CapitalSource in New York from 2003 to 2006. From 1999 to 2003, Mr. Zmijeski worked at Heller Financial and GE Capital in their middle market leveraged finance groups. Prior to this time, Mr. Zmijeski spent over seven years with ING as a member of their Merchant Banking Group and Corporate Finance Advisory Group. Mr. Zmijeski graduated from Emory University with an M.B.A. in Finance and has an A.B. in Anthropology from Duke University.
•	Frederick D. Buffone. Mr. Buffone joined our investment adviser in August 2013 as a managing director responsible for capital markets transactions and syndications. Mr. Buffone joined our investment adviser after spending the prior three and a half years at TD Securities (USA) in New York where he was responsible for structuring, pricing and syndicating senior and junior leverage loan products and working with the sales desk in assisting with secondary trading of par loans. Mr. Buffone held similar responsibilities with Jefferies & Company from 2004 to 2009 and with CIBC World Markets from 2000 to 2004. Mr. Buffone graduated from Drexel University with a B.S. in Commerce & Engineering.

The table below shows the dollar range of shares of common stock that is beneficially owned by each of our investment adviser’s portfolio managers and key principals as of June 6, 2014.

Name of Portfolio Manager/Key Principal	Dollar Range of Equity Securities in Fifth Street Senior Floating Rate Corp.(1)(2)(3)
Leonard M. Tannenbaum	over $1,000,000
Bernard D. Berman	$50,001 – $100,000
Ivelin M. Dimitrov	$50,001 – $100,000
Sunny K. Khorana	none
Casey J. Zmijeski	none
Alexander C. Frank	$10,001 – $50,000
Steven M. Noreika	$1 – $10,000
Frederick D. Buffone	$10,001 – $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is based on a stock price of $14.63 per share, the closing price of our common stock on the NASDAQ Global Select Market on June 6, 2014.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Our investment adviser, Fifth Street Management LLC, is registered as an investment adviser under the Advisers Act. Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we purchase, retain or sell;
•	identifies, evaluates and negotiates the structure of the investments we make; and
•	executes, monitors and services the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser is ultimately borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1% of our gross assets (i.e., total assets held before deduction of any liabilities), which includes any investments acquired with the use of leverage and excludes any cash and cash equivalents (as defined in the notes to our consolidated financial statements). Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed quarters. For example, the average value of our gross assets used for calculating the third quarter base management fee will be equal to our gross assets at the end of the second quarter plus our gross assets at the end of the third quarter, divided by two. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, advisory, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC CT, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received and may never receive in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, will be compared to a “hurdle rate” of 1.5% per quarter (6% annualized), subject to a “catch-up” provision measured as of the end of each quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the investment adviser in any quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”);
•	50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to Fifth Street Management

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of our first fiscal year will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.5%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 0.80%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.65%

Hurdle rate(1) = 1.5%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.2%

Incentive fee  = 50% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(3)

    = 50% × (2.2% – 1.5%)

    = 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.35%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.25%

Hurdle rate(1) = 1.5%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.8%

Incentive fee = 50% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(3)

Incentive fee = 50% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))

Catch up = 2.5% – 1.5%

= 1.0%

Incentive fee  = (50% × 1.0%) + (20% × (2.8% – 2.5%))

    = 0.50% + (20% × 0.3%)

    = 0.50% + 0.06%

    = 0.56%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1)	Represents 6% annualized hurdle rate.

(2)	Represents 1% annualized base management fee.
(3)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $24 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Scenario 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on our fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC CT, Inc. in performing its obligations under the administration agreement. Our investment management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing and servicing our investments. We generally bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	expenses of offering our debt and equity securities;
•	the investigation and monitoring of our investments, including expenses and travel fees incurred in connection with on-site visits;
•	the cost of calculating our net asset value;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	management and incentive fees payable pursuant to the investment advisory agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);
•	transfer agent, trustee and custodial fees;
•	interest payments and other costs related to our borrowings;
•	fees and expenses associated with our website, public relations and marketing efforts (including attendance at industry and investor conferences and similar events);
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses and other costs of meetings of the Board and its committees;
•	brokerage commissions;
•	costs of preparing and mailing proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, liability insurance and other insurance premiums; and
•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our administrator or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC CT, Inc. in performing its obligations under the administration agreement and the compensation of our chief operating officer, chief financial officer and chief compliance officer, and their staffs.

Duration and Termination

The investment advisory agreement was approved by our Board of Directors on June 27, 2013. Unless earlier terminated as described below, the investment advisory agreement will remain in effect for an initial two-year term, and from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is 2 Greenwich Office Park, 2nd Floor, Greenwich, CT 06831.

Board Approval of the Investment Advisory Agreement

At an in person meeting of our Board of Directors held on June 27, 2013, our Board of Directors unanimously voted to approve the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser;
•	the projected costs of the services to be provided by our investment adviser (including the base management fee, the incentive fee (including hurdle rates) and expense ratios) and comparative data;
•	the extent to which economies of scale would be realized as we grow, and whether fees payable under the Investment Advisory Agreement reflect these economies of scale for the benefit of our stockholders;
•	our investment adviser’s projected profitability with respect to managing us;
•	any existing and potential sources of indirect income our investment adviser and its affiliates receive as a result of the relationship with us; and
•	various other matters.

In voting to approve the Investment Advisory Agreement, our Board of Directors, including all of the directors who are not “interested persons,” of the Company, made the following conclusions:

•	Nature, Extent and Quality of Services. Our Board of Directors considered the nature, extent and quality of the investment selection process expected to be employed by the investment adviser, including the flow of transaction opportunities resulting from Fifth Street Management LLC’s investment professionals’ significant capital markets, trading and research expertise, the employment of Fifth Street Management LLC’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of the investment objective of the Company. Our Board of Directors also considered the investment adviser’s personnel and their prior experience in connection with the types of investments made by us, including such personnel’s network of relationships with intermediaries focused on middle market companies. Our Board of Directors also considered the benefit and increasing costs of the investment adviser continuing to be able to recruit and retain top talent. In addition, our Board of Directors considered the other terms and conditions of the Investment Advisory Agreement. Our Board of Directors determined that the substantive terms of the Investment Advisory Agreement (other than the fees payable thereunder, which our Board of Directors reviewed separately), including the services to be provided, are similar to those of comparable BDCs described in the available market data and that it would be difficult to obtain similar services of similar quality on a comparable basis from other third party services providers or through an internally managed structure. In addition, our Board of Directors is aware the fact that we have the ability to terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice to the investment adviser. Our Board of Directors further determined that the investment adviser is served by a dedicated origination, transaction development and investment team of investment professionals, and that these investment professionals have historically focused on investments in middle market companies and have developed an investment evaluation process and an extensive network of relationships with financial sponsors and intermediaries focused on middle market companies, which experience and relationships coincide with our investment objective.
•	Projected Costs of the Services Provided to the Company. Our Board of Directors considered (i) comparative data based on publicly available information with respect to services rendered and the advisory fees (including the base management fee and incentive fees (including hurdle rates)) of other BDCs with similar investment objectives, our total expenses, and expense ratios compared to other BDCs of similar size and with similar investment objectives and (ii) the administrative services that our administrator will provide to us at cost. Based upon its review, our Board of Directors determined that the fees to be paid under the Investment Advisory Agreement are reasonable in relation to the services expected to be provided by the investment adviser.
•	Economies of Scale. Our Board of Directors considered information about the potential for our stockholders to experience economies of scale as the Company grows in size. Taking into account such information, our Board of Directors determined that the advisory fee structure with respect to the Investment Advisory Agreement was reasonable and that no changes were currently necessary to reflect economies of scale.
•	Projected Profitability of the Adviser. Our Board of Directors considered information about the investment adviser, including the fact that the investment adviser has been profitable since inception with no contingent liabilities, and also considered the investment adviser’s projected profitability with respect to managing the Company, which would generally be equal or similar to the profitability of investment advisers managing comparable BDCs. In particular, the Board of Directors was advised that the management fee payable to the investment adviser is 1.00% and would not be paid on cash or cash equivalents held by the Company, which is generally consistent with the Company’s competitors.
•	Limited Potential for Additional Benefits Derived by the Adviser. Our Board of Directors considered existing and potential sources of indirect income the investment adviser and its affiliates receive as a result of the relationship with us, and whether there would be potential for additional benefits to be derived by the investment adviser and its affiliates as a result of our relationship with the investment adviser, and was advised any such potential would be limited. Specifically, the Board of Directors was advised that the investment adviser did not receive any indirect income through its relationship with the Company.

In view of the wide variety of factors that our Board of Directors considered in connection with its evaluation of the Investment Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Our Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our Board of Directors. Rather, our Board of Directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

Based on the information reviewed and the factors discussed above, our directors (including those directors who are not “interested persons” of the Company) concluded that the terms of the Investment Advisory Agreement, including the fee rates thereunder, were reasonable in relation to the services expected to be provided and approved the Investment Advisory Agreement with the investment adviser as being in the best interests of the Company and its stockholders.

Conflicts of interest may arise if the investment adviser seeks to change the terms of our Investment Advisory Agreement, including, for example, the amount of the base management fee, the incentive fee or other compensation terms. Material amendments to our Investment Advisory Agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the Investment Advisory Agreement.

ADMINISTRATION AGREEMENT

We have entered into an administration agreement with FSC CT, Inc. under which FSC CT, Inc. provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement, FSC CT, Inc. also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC CT, Inc. assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC CT, Inc. the allocable portion of overhead and other expenses incurred by FSC CT, Inc. in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief operating officer, chief financial officer and chief compliance officer, and their staffs. Such reimbursement is at cost, with no profit to, or markup by, FSC CT, Inc. Our allocable portion of FSC CT, Inc.’s costs is determined based upon costs attributable to our operations versus costs attributable to the operations of other entities for which FSC CT, Inc. provides administrative services. FSC CT, Inc. may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC CT, Inc. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

FSC, Inc. served as our administrator until January 1, 2014 when FSC CT, Inc. assumed such role. The administration agreement with FSC, Inc. had terms substantially similar to the terms of the administration agreement with FSC CT, Inc. During the six months ended March 31, 2014, we incurred expenses of $0.2 million under the administration agreements.

LICENSE AGREEMENT

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we have a right to use the “Fifth Street” name for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member, the vice chairman of our Board and our chief executive officer. In addition, Bernard D. Berman, our chairman, Ivelin M. Dimitrov, our president and chief investment officer, Alexander C. Frank, our chief operating officer, and Steven M. Noreika, our chief financial officer, are partners and officers of our investment adviser. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 1.0% of the value of our gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”

We have also entered into an administration agreement with FSC CT, Inc., which is controlled by Mr. Tannenbaum, under which FSC CT, Inc. provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement, FSC CT, Inc. also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC CT, Inc. assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC CT, Inc. the allocable portion of overhead and other expenses incurred by FSC CT, Inc. in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief operating officer, chief financial officer and chief compliance officer, and their staffs. Such reimbursement is at cost, with no profit to, or markup by, FSC CT, Inc. Our allocable portion of FSC CT, Inc.’s costs is determined based upon costs attributable to our operations versus costs attributable to the operations of other entities for which FSC CT, Inc. provides administrative services. FSC CT, Inc. may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we have a right to use the “Fifth Street” name for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that may operate in the same or a related line of business as us or as investment funds managed by our affiliates. For example, Fifth Street Management presently serves as investment adviser to FSC, a publicly-traded BDC with total assets of approximately $2.8 billion as of March 31, 2014, that invests in the debt and equity of small and mid-sized companies, primarily in connection with investments by private equity sponsors, including in middle market leveraged companies similar to those we target for investment. Specifically, FSC generally targets small and mid-sized companies with annual revenues between $25 million and $250 million and generally targets investment sizes ranging from $10 million to $100 million. In addition, though not the primary focus of its investment portfolio, FSC’s investments also include floating rate senior loans. We generally target investments ranging from between $3 million and $20 million, and generally target private leveraged middle market companies with approximately $20 million to $100 million of EBITDA. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSC and us. In addition, certain of our executive officers and independent directors serve in substantially similar capacities for FSC. Fifth Street Management and its affiliates also manage private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole or in part, to ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. The fact that our investment advisory fees are lower than those of certain other funds, such as FSC, could amplify this conflict of interest.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSC or any other investment fund managed by our affiliates, and co-investment is not possible, Fifth Street Management will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Any such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates, including FSC, unless we receive an order from the SEC permitting us to do so. Fifth Street Management and certain of its affiliates have submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by Fifth Street Management or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained. Prior to receiving any such exemptive order from the SEC, Fifth Street Management will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management or its affiliates.

Fifth Street Management’s investment allocation policy is also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other accounts managed by our investment adviser and its affiliates. Generally, under the investment allocation policy, if we are permitted to co-invest pursuant to an exemptive order, co-investments will be allocated pursuant to the conditions of the exemptive order. If we are able to co-invest pursuant to SEC interpretive positions, generally, under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on the allocation that each participant would have received if there was a sufficient amount of securities. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not.

We have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 13, 2014, the beneficial ownership information of each director, each executive officer, each person known to it to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 6,666,768 shares of common stock, outstanding as of May 13, 2014.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o Fifth Street Senior Floating Rate Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Name	Number of Shares Owned Beneficially	Percentage of Common Stock Outstanding
Interested Directors:
Bernard D. Berman(1)	5,000	*
Leonard M. Tannenbaum(2)	426,323	6.4%
Independent Directors:
Brian S. Dunn(1)	2,000	*
Richard P. Dutkiewicz(1)	1,000	*
Jeffrey R. Kay	1,465	*
Executive Officers Who Are Not Directors:
Ivelin M. Dimitrov	5,967	*
Alexander C. Frank	1,000	*
David H. Harrison(1)	1,000	*
Steven M. Noreika(1)	500	*
All Officers and Directors as a Group	444,255	6.7%
Owners of 5% or More of Common Stock:
Morgan Stanley Smith Barney LLC(3)	556,398	8.3%
Trinity Universal Insurance Company(4)	400,000	6.0%

*	Represents less than 1%.
(1)	Accounts owned include shares held in a brokerage account that may be pledged as loan collateral on a margin basis.
(2)	The total number of shares reported includes 377,252 shares of which Mr. Tannenbaum is the direct beneficial owner (including 220,707 shares held in margin accounts) and 49,071 shares owned by the Leonard M. Tannenbaum Foundation, a 501(c)(3) corporation for which Mr. Tannenbaum serves as the President. With respect to the shares held by the Leonard M. Tannenbaum Foundation, Mr. Tannenbaum has sole voting and investment power over all such shares, but has no pecuniary interest therein.
(3)	Based on information contained in Schedule 13G filed jointly by Morgan Stanley and Morgan Stanley Smith Barney LLC on February 10, 2014. Morgan Stanley is the parent holding company of Morgan Stanley Smith Barney LLC. The principal business office of Morgan Stanley and Morgan Stanley Smith Barney LLC is 1585 Broadway, New York, New York 10036.
(4)	Based on information contained in Schedule 13G filed jointly by Kemper Corporation and Trinity Universal Insurance Company on February 10, 2014. Trinity Universal Insurance Company is a subsidiary of Kemper Corporation. The principal business office of Kemper Corporation is One East

Wacker Drive, Chicago, Illinois 60601 and the principal business office of Trinity Universal Insurance Company is 12790 Merit Drive, Suite 400, Dallas, Texas 75251.

Accounts owned include shares held in a brokerage account that may be pledged as loan collateral on a margin basis.

As indicated above, certain of our officers and directors hold shares in margin accounts. As of May 13, 2014, no shares in such margin accounts were pledged as loan collateral. Our insider trading policy prohibits such share pledges, except in limited cases with the pre-approval of our chief compliance officer.

The following table sets forth, as of May 13, 2014, the dollar range of our equity securities that is beneficially owned by each of our directors.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Leonard M. Tannenbaum	Over $100,000
Bernard D. Berman	$50,001 – $100,000
Independent Directors:
Brian S. Dunn	$10,001 – $50,000
Richard P. Dutkiewicz	$10,001 – $50,000
Jeffrey R. Kay	$10,001 – $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price of the common stock of $14.01, on May 13, 2014 on the NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any reinvested distributions will increase the gross assets on which the management fee payable to our investment adviser is paid under our investment advisory agreement.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the distribution payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the distribution payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the stockholder request is received less than three days prior to the distribution payment date then that distribution will be reinvested. However, all subsequent distributions will be paid out in cash on all balances.

We intend to use newly issued shares to implement the plan when our shares are trading at a premium to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the current net asset value per share of our common stock, and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrator at 1-866-665-2281.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York, 11219, or by telephone at 1-866-665-2281.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes the material provisions of the Delaware General Corporation Law and our amended and restated certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our amended and restated certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share.

Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “FSFR.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our equity securities outstanding as of June 6, 2014:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held By Us or For Our Account	Amount Outstanding Exclusive of Amount under Column 3
Common Stock	150,000,000	—	6,666,768

Under the terms of our amended and restated certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our amended and restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our amended and restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our amended and restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of FSFR or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our amended and restated certificate of incorporation and bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and
•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our amended and restated certificate of incorporation and bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and
•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated certificate of incorporation and bylaws, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws.

However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our amended and restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our amended and restated certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On            2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share the period ending on the earlier of (i) the one year anniversary of the date of the stockholder approval or (ii) the date of our 2015 annual meeting of stockholders, which is expected to be held in           , 2015. In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and
•	a majority of such directors, who are not interested persons of FSFR, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

We are also permitted to sell shares of common stock below NAV per share in rights offerings. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that a particular offering below NAV per share is in our and our stockholders' best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;
•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the proposed offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital during the current financial market difficulties;
•	The nature of any new investors anticipated to acquire shares in the offering;
•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and
•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease

(often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The table below illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the actual level of market price decline below NAV per share that may occur. Actual sales prices and discounts may differ.

The examples assume that Company XYZ has 6,666,768 common shares outstanding, $192,460,587 in total assets and $91,615,468 in total liabilities. The current NAV and NAV per share are thus $100,845,119 and $15.13. The table illustrates the dilutive effect on non-participating Stockholder A of (1) an offering of 333,338 shares (5% of the outstanding shares) at $14.37 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 666,677 shares (10% of the outstanding shares) at $13.61 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 1,666,692 shares (25% of the outstanding shares) at $11.34 per share after offering expenses and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$15.13	—	$14.33	—	$11.94	—
Net Proceeds per Share to Issuer	—	$14.37	—	$13.61	—	$11.34	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	6,666,768	7,000,106	5.00%	7,333,445	10.00%	8,333,460	25.00%
NAV per Share	$15.13	$15.09	(0.24)%	$14.99	(0.91)%	$14.37	(5.00)%
Dilution to Stockholder A
Share Dilution
Shares Held by Stockholder A	66,668	66,668	—	66,668	—	66,668	—
Percentage Outstanding Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$1,008,451	$1,006,050	(0.24)%	$999,283	(0.91)%	$958,029	(5.00)%
Total Investment by Stockholder A (Assumed to be $15.13 per Share)	$1,008,451	$1,008,451	—	$1,008,451	—	$1,008,451	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(2,401)	—	$(9,168)	—	$(50,423)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A	15.13	$15.09	—	$14.99	—	$14.37	—
Investment per Share Held by Stockholder A	$15.13	$15.13	—	$15.13	—	$15.13	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.04)	—	$(0.14)	—	$(0.76)	—
Percentage NAV Dilution Experienced by Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(5.00)%

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in any subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discount to net asset value increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 25% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 8,333 shares, which is 0.5% of an offering of 1,666,692 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 25,000 shares, which is 1.5% of an offering of 1,666,692 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

			50% Participation		150% Participation
	Prior to Sale Below NAV		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		—	$11.94	0.00%	$11.94	0.00%
Net Proceeds per Share to Issuer		—	$11.34	0.00%	$11.34	0.00%
Increase in Shares and Decrease to NAV
Total Shares Outstanding		6,666,768	8,333,460	25.00%	8,333,460	25.00%
NAV per share		$15.13	$14.37	(5.00)%	$14.37	(5.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A		66,668	75,001	12.50%	91,668	37.50%
Percentage Outstanding Held by Stockholder A		1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A		$1,008,451	$1,077,782	6.88%	$1,317,289	30.63%
Total Investment by Stockholder A (Assumed to be $15.13 per Share on Shares Held Prior to Sale)		—	$1,107,969	—	$1,307,006	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$1,008,451	$(30,187)	(102.99)%	$10,284	(98.98)%
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A		$15.13	$14.37	(5.00)%	$14.37	(5.00)%
Investment per Share Held by Stockholder A (Assumed to be $15.13 per Share on Shares Held Prior to Sale)	$		$14.77	0.00%	$14.26	0.00%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		—	$(0.40)	0.00%	$0.11	0.00%
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)		—	—	(2.72)%	—	0.79%

(1)	Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in any subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$15.13	0.00%	$14.33	0.00%	$11.94	0.00%
Net Proceeds per Share to Issuer	—	$14.37	0.00%	$13.61	0.00%	$11.34	0.00%
Increase in Shares and Decrease to NAV
Total Shares Outstanding	6,666,768	7,000,106	5.00%	7,333,445	10.00%	8,333,460	25.00%
NAV per Share	$15.13	$15.09	(0.24)%	$14.99	(0.91)%	$14.37	(5.00)%
Dilution/Accretion to New Investor A
Share Dilution
Shares held by Investor A	—	3,333	0.00%	6,667	0.00%	16,667	0.00%
Percentage Outstanding Held by Investor A	0.00%	0.05%	0.00%	0.09%	0.00%	0.20%	0.00%
NAV Dilution
Total NAV Held by Investor A	—	$50,303	0.00%	$99,928	0.00%	$239,507	0.00%
Total Investment by Investor A (At Price to Public)	—	$50,423	0.00%	$95,537	0.00%	$199,036	0.00%
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(120)	0.00%	$4,391	0.00%	$40,471	0.00%
NAV Dilution per Share
NAV per Share Held by Investor A		$15.09	0.00%	$14.99	0.00%	$14.37	0.00%
Investment per Share Held by Investor A	—	$15.13	0.00%	$14.33	0.00%	$11.94	0.00%
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.04)	0.00%	$0.66	0.00%	$2.43	0.00%
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/ Accretion per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	20.33%

(1)	Assumes 5% in selling compensation and expenses paid by us.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding any offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we elected to be treated and qualified, as a RIC under Subchapter M of the Code, commencing with our first taxable year ended September 30, 2013. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to continue to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years on which we do not pay any federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with any outside managed funds and certain other fees.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC annual distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying distributions in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received and may never receive in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that distributions paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We or the applicable withholding agent may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends after June 30, 2014, and proceeds of sale of our common stock paid after December 31, 2016 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan.” Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, for taxable years beginning before January 1, 2014, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the applicable withholding agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20%

maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (5 years for taxable years beginning prior to December 31, 2013), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

Business Development Company Regulations

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

As a BDC, we are not generally permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. Fifth Street Management has submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by Fifth Street Management or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement (which is substantially similar to a secured loan) involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we may be prohibited from making distributions to our stockholders or repurchasing such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “— Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, be able to sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the investment adviser’s code of ethics that was adopted by it under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may also read and copy the codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and are available at our corporate governance webpage at http://fsfr.fifthstreetfinance.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser will vote proxies relating to our securities in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser will be made by the officers who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, our investment adviser will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 10 Bank Street, 12th Floor, White Plains, NY 10606.

Other

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting. When we are no longer an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to audit our internal control over financial reporting.

The NASDAQ Global Select Market Corporate Governance Regulations

The NASDAQ Global Select Market has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance regulations applicable to BDCs.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $700,000,000 of our common stock. We may sell the securities through underwriters or dealers, `at the market` to or through a market maker or into an existing market or otherwise, directly to one or more purchasers through or without agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the SEC may permit. See “Risk Factors — Risks Relating to Our Business and Structure —  Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: U.S. Bank National Association, 214 N. Tryon Street, 27th Floor, Charlotte, NC 28202. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (866) 665-2281.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriters by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of September 30, 2013 and for the period from June 29, 2013 to September 30, 2013, included in this Registration Statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in its report appearing herein.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of FSFR and its affiliated companies. This notice supersedes any other privacy notice you may have received from FSFR.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Representatives of Our Investment Adviser. It is our policy that only authorized representatives of our investment adviser who need to know your personal information will have access to it.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

PART I — FINANCIAL INFORMATION

Item 1.	Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Assets and Liabilities
(unaudited)

	March 31, 2014	September 30, 2013
ASSETS
Investments at fair value:
Non-control/Non-affiliate investments (cost March 31, 2014: $180,366,004; cost September 30, 2013: $48,653,617)	$179,752,625	$48,653,617
Total investments at fair value (cost March 31, 2014: $180,366,004; cost September 30, 2013: $48,653,617)	179,752,625	48,653,617
Cash and cash equivalents	3,683,986	52,346,831
Restricted cash	1,642,927	—
Interest and fees receivable	888,821	394,023
Due from portfolio company	651,300	8,333
Receivables from unsettled transactions	4,023,028	—
Deferred financing costs	1,740,703	—
Other assets	77,197	47,240
Total assets	$192,460,587	$101,450,044
LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,091,096	$484,066
Base management fee payable	407,087	61,379
Incentive fee payable	280,597	—
Due to FSC CT, Inc.	280,372	61,721
Interest payable	494,717	—
Dividend payable	1,533,357	—
Payables from unsettled transactions	6,655,042	—
Credit facility payable	80,873,200	—
Total liabilities	91,615,468	607,166
Commitments and contingencies (Note 3)
Net assets:
Common stock, $0.01 par value, 150,000,000 shares authorized, 6,666,768 shares issued and outstanding at March 31, 2014 and September 30, 2013	66,668	66,668
Additional paid-in-capital	99,934,852	99,934,852
Net unrealized depreciation on investments	(613,379)	—
Net realized gain on investments	254,813	—
Accumulated undistributed net investment income	1,202,165	841,358
Total net assets (equivalent to $15.13 per common share at March 31, 2014 and September 30, 2013) (Note 12)	100,845,119	100,842,878
Total liabilities and net assets	$192,460,587	$101,450,044

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Operations
(unaudited)

	Three months ended March 31, 2014	Six months ended March 31, 2014
Interest income:
Non-control/Non-affiliate investments	$2,567,868	$3,870,947
Interest on cash and cash equivalents	197	2,217
Total interest income	2,568,065	3,873,164
Fee income:
Non-control/Non-affiliate investments	837,855	1,839,099
Total fee income	837,855	1,839,099
Total investment income	3,405,920	5,712,263
Expenses:
Base management fee	407,087	641,636
Incentive fee	280,597	280,597
Professional fees	204,167	325,699
Board of Directors fees	43,250	97,500
Interest expense	434,960	575,993
Administrator expense	111,364	218,624
General and administrative expenses	133,781	278,029
Total expenses	1,615,206	2,418,078
Net investment income	1,790,714	3,294,185
Unrealized depreciation on investments:
Non-control/Non-affiliate investments	(318,940)	(613,379)
Net unrealized depreciation on investments	(318,940)	(613,379)
Realized gain on investments:
Non-control/Non-affiliate investments	232,188	254,813
Net realized gain on investments	232,188	254,813
Net increase in net assets resulting from operations	$1,703,962	$2,935,619
Net investment income per common share – basic and diluted	$0.27	$0.49
Earnings per common share – basic and diluted	$0.26	$0.44
Weighted average common shares outstanding – basic and diluted	6,666,768	6,666,768
Distributions per common share	$0.23	$0.44

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statement of Changes in Net Assets
For the six months ended March 31, 2014
(unaudited)

Operations:
Net investment income	$3,294,185
Net unrealized depreciation on investments	(613,379)
Net realized gain on investments	254,813
Net increase in net assets resulting from operations	2,935,619
Stockholder transactions:
Distributions to stockholders from ordinary income	(2,933,378)
Net decrease in net assets from stockholder transactions	(2,933,378)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	8,288
Repurchases of common stock under dividend reinvestment plan	(8,288)
Net increase (decrease) in net assets from capital share transactions	—
Total increase in net assets	2,241
Net assets at beginning of period	100,842,878
Net assets at end of period	$100,845,119
Net asset value per common share	$15.13
Common shares outstanding at end of period	6,666,768

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statement of Cash Flows
For the six months ended March 31, 2014
(unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,935,619
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net unrealized depreciation on investments	613,379
Net realized gains on investments	(254,813)
Accretion of original issue discount on investments	(13,006)
Amortization of deferred financing costs	95,643
Changes in operating assets and liabilities:
Increase in restricted cash	(1,642,927)
Increase in interest and fees receivable	(494,798)
Increase in due from portfolio company	(642,967)
Increase in receivables from unsettled transactions	(4,023,028)
Increase in other assets	(29,957)
Increase in accounts payable, accrued expenses and other liabilities	607,032
Increase in base management fee payable	345,708
Increase in incentive fee payable	280,597
Increase in due to FSC CT, Inc.	218,651
Increase in interest payable	494,717
Increase in payables from unsettled transactions	6,655,042
Purchases of investments and net revolver activity	(186,975,865)
Principal payments applied to investments (scheduled payments)	3,014,714
Principal payments applied to investments (payoffs)	5,524,270
Proceeds from the sale of investments	46,992,313
Net cash used in operating activities	(126,299,676)
Cash flows from financing activities:
Dividends paid in cash	(1,391,734)
Repurchases of common stock under dividend reinvestment plan	(8,288)
Borrowings under credit facility	80,873,200
Deferred financing costs paid	(1,836,347)
Net cash provided by financing activities	77,636,831
Net decrease in cash and cash equivalents	(48,662,845)
Cash and cash equivalents, beginning of period	52,346,831
Cash and cash equivalents, end of period	$3,683,986
Supplemental information:
Non-cash financing activities
Issuance of shares of common stock under dividend reinvestment plan	$8,288

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Control Investments(3)			$—	$—
Affiliate Investments(4)			$—	$—
Non-Control/Non-Affiliate Investments(6)
Triple Point Group Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 7/10/2020(8)(12)		$4,975,000	$4,863,392	$4,486,184
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 7/10/2018(8)			—	—
			4,863,392	4,486,184
BioScrip, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2020(8)(11)(12)		1,670,678	1,670,678	1,667,874
			1,670,678	1,667,874
Blackhawk Specialty Tools, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 8/1/2019(8)(12)		4,875,000	4,875,000	4,838,431
			4,875,000	4,838,431
New Trident Holdcorp, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2019(8)(12)		9,950,000	9,950,000	9,796,318
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 7/31/2020(8)		1,000,000	1,000,000	981,535
			10,950,000	10,777,853
Landslide Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 2/25/2020(8)(11)(12)		3,316,667	3,316,667	3,291,388
Second Lien Term Loan, LIBOR+7.25% (1.25% floor) cash due 2/25/2021(8)		3,000,000	3,000,000	2,998,306
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 8/9/2018(8)			—	—
			6,316,667	6,289,694
Smile Brands Group Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6.25% (1.25% floor) cash due 8/16/2019(8)(12)		4,975,000	4,975,000	4,928,750
			4,975,000	4,928,750
NXT Capital, LLC	Diversified capital markets
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 9/4/2018(8)(12)		4,975,000	4,975,000	4,970,883
			4,975,000	4,970,883
American Auto Auction Group, LLC	Automotive retail
First Lien Term Loan, LIBOR+4.75% (1.25% floor) cash due 9/30/2016(8)(12)		8,839,286	8,839,286	8,823,836
			8,839,286	8,823,836

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (Continued)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Quorum Business Solutions (USA), Inc.	IT consulting & other services
First Lien Term Loan, LIBOR+4.5% (1.25% floor) cash due 11/8/2018(8)(12)		$4,550,000	$4,550,000	$4,550,774
First Lien Revolver, LIBOR+4.5% (1.25% floor) cash due 11/8/2018(8)			—	—
			4,550,000	4,550,774
IG Investments Holdings, LLC	IT consulting & other services
First Lien Term Loan, LIBOR+4.25% (1.25% floor) cash due 10/31/2019(8)(11)(12)		6,371,276	6,371,276	6,383,524
			6,371,276	6,383,524
Vitera Healthcare Solutions, LLC	Healthcare technology
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020(9)(12)		9,975,000	9,975,000	9,978,453
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(9)		3,000,000	3,000,000	2,999,728
			12,975,000	12,978,181
The Active Network, Inc.	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 11/13/2020(8)(12)		4,389,000	4,389,000	4,373,225
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(8)		2,400,000	2,400,000	2,405,548
			6,789,000	6,778,773
Accruent, LLC	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1.25% floor) cash due 11/25/2019(8)(12)		4,987,500	4,987,500	4,992,414
			4,987,500	4,992,414
Travel Leaders Group, LLC	Hotels, resorts & cruise lines
First Lien Term Loan B, LIBOR+6% (1% floor) cash due 12/5/2018(8)(12)		9,875,000	9,875,000	9,878,561
			9,875,000	9,878,561
Pacific Architects and Engineers Incorporated	Diversified support services
First Lien Term Loan B, LIBOR+6.25% (1% floor) cash due 7/17/2018(8)(12)		3,491,250	3,491,250	3,491,732
			3,491,250	3,491,732
Power Products, LLC	Electrical components & equipment
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 12/13/2019(8)(12)		5,000,000	5,000,000	4,998,422
			5,000,000	4,998,422

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (Continued)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Survey Sampling International, LLC	Research & consulting services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 12/12/2019(8)(12)		$5,000,000	$5,000,000	$4,994,805
			5,000,000	4,994,805
Therakos, Inc.	Healthcare services
First Lien Term Loan, LIBOR+6.25% (1.25% floor) cash due 12/27/2017(8)(12)		1,989,942	1,989,942	1,992,070
			1,989,942	1,992,070
Answers Corporation	Internet software & services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/20/2018(8)(12)		4,937,500	4,937,500	4,939,990
Second Lien Term Loan, LIBOR+10% (1% floor) cash due 6/19/2020(8)(12)		2,000,000	2,000,000	2,002,352
			6,937,500	6,942,342
Maxor National Pharmacy Services, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 1/31/2020(10)(12)		9,975,000	9,975,000	9,975,000
			9,975,000	9,975,000
NextCare, Inc.	Healthcare services
Senior Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(12)		5,523,923	5,523,923	5,523,923
Delayed Draw Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(12)			—	—
Senior Revolver, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(12)		80,319	80,319	80,319
Acquisition Line, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(12)		12,851	12,851	12,851
			5,617,093	5,617,093
J.A. Cosmetics Holdings, Inc.	Personal products
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 1/31/2019(8)(12)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
FR Dixie Acquisition Corp.	Electric utilities
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 12/18/2020(7)(8)(12)		2,992,500	2,992,500	2,992,500
			2,992,500	2,992,500
TriMark USA LLC	Food distributors
First Lien Term Loan, LIBOR+6.25% (1% floor) cash due 5/11/2019(8)(12)		7,500,000	7,500,000	7,500,000
			7,500,000	7,500,000
MRI Software LLC	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 1/31/2021(8)(12)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (Continued)
March 31, 2014
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Aegis Acquisition, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/24/2021(8)		$3,100,000	$3,100,000	$3,100,000
			3,100,000	3,100,000
Anaren, Inc.	Aerospace & defense
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 2/18/2021(8)(12)		2,593,500	2,593,500	2,593,500
			2,593,500	2,593,500
B&H Education, Inc.	Education services
First Lien Term Loan, LIBOR+5.25% (1.5% floor) cash due 5/3/2015(10)(12)		7,309,429	7,256,420	7,309,429
			7,256,420	7,309,429
Deluxe Entertainment Services Group Inc.	Movies & entertainment
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 2/28/2020(8)(12)		3,250,000	3,250,000	3,250,000
			3,250,000	3,250,000
Safenet, Inc.	Application software
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 3/5/2020(8)(12)		2,500,000	2,500,000	2,500,000
			2,500,000	2,500,000
Sybil Software LLC	Application software
First Lien Term Loan, LIBOR+4% (1% floor) cash due 3/20/2020(7)(9)		2,700,000	2,700,000	2,700,000
			2,700,000	2,700,000
Aptean, Inc.	Application software
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/24/2021(8)		1,250,000	1,250,000	1,250,000
			1,250,000	1,250,000
Extreme Reach, Inc.	Advertising
First Lien Term Loan, LIBOR+5.75% (1% floor) cash due 1/24/2020(8)(12)		5,600,000	5,600,000	5,600,000
			5,600,000	5,600,000
Flexera Software LLC	Application software
Second Lien Term Loan, LIBOR+7.0% (1% floor) cash due 4/2/2021(8)		600,000	600,000	600,000
			600,000	600,000
Total Non-Control/Non-Affiliate Investments (178.2% of net assets)			$180,366,004	$179,752,625
Total Portfolio Investments (178.2% of net assets)			$180,366,004	$179,752,625

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (Continued)
March 31, 2014
(unaudited)

(1)	All debt investments are income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Principal amount is net of repayments, if any.
(6)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(7)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.
(8)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 60-day, 90-day or 180-day LIBOR, at the borrower's option.
(9)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 90-day or 180-day LIBOR, at the borrower's option.
(10)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 60-day or 90-day LIBOR, at the borrower's option.
(11)	Interest rates have been adjusted on certain term loans. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	Reason
Landslide Holdings, Inc.	February 25, 2014	– 0.25% on First Lien Term Loan	Per loan amendment
BioScrip, Inc.	January 31, 2014	+ 0.75% on Term Loan B	Per loan agreement
IG Investments Holdings, LLC	December 31, 2013	– 0.25% on First Lien Term Loan	Per loan agreement

(12)	Held by the Company, in whole or in part, indirectly through FS Senior Funding LLC and pledged as collateral under the Company's credit facility with Natixis, New York Branch.

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments
September 30, 2013

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Control Investments(3)			$—	$—
Affiliate Investments(4)			$—	$—
Non-Control/Non-Affiliate Investments(6)
Triple Point Group Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 7/10/2020(7)		$5,000,000	$4,879,464	$4,879,464
			4,879,464	4,879,464
BioScrip, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2020(7)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
Blackhawk Specialty Tools, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 8/1/2019(7)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
New Trident Holdcorp, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2019(7)		10,000,000	10,000,000	10,000,000
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 7/31/2020(7)		1,000,000	1,000,000	1,000,000
			11,000,000	11,000,000
Bellisio Foods, Inc.	Packaged foods & meats
First Lien Term Loan B, LIBOR+4.25% (1% floor) cash due 8/1/2019(7)		4,449,153	4,449,153	4,449,153
			4,449,153	4,449,153
Landslide Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 8/9/2019(7)		3,325,000	3,325,000	3,325,000
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 8/9/2018(7)			—	—
			3,325,000	3,325,000
Smile Brands Group Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6.25% (1.25% floor) cash due 8/16/2019(7)		10,000,000	10,000,000	10,000,000
			10,000,000	10,000,000
NXT Capital, LLC	Diversified capital markets
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 9/4/2018(7)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
Total Non-Control/Non-Affiliate Investments (48.2% of net assets)			$48,653,617	$48,653,617
Total Portfolio Investments (48.2% of net assets)			$48,653,617	$48,653,617

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (Continued)
September 30, 2013

(1)	All debt investments are income producing unless otherwise noted.
(2)	See Note 3 to the Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Principal amount is net of repayments, if any.
(6)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(7)	The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day, 60-day or 180-day LIBOR, at the borrower's option.

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 1. Organization

Fifth Street Senior Floating Rate Corp. (the “Company”) was formed in May 2013 as a Delaware corporation and structured as an externally managed, closed-end, non-diversified management investment company, that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The Company is managed by Fifth Street Management LLC (the “Investment Adviser”).

The Company also has a wholly-owned subsidiary that is consolidated for accounting purposes and the portfolio investments held by the subsidiary are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On July 17, 2013, the Company completed an initial public offering of 6,666,668 shares of its common stock at the public offering price of $15.00 per share. The proceeds of its initial public offering totaled $100.0 million and all offering costs were borne by the Company's Investment Adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses. The Company's common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “FSFR.”

Note 2. Significant Accounting Policies

Basis of Presentation:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $179.8 million and $48.7 million at March 31, 2014 and September 30, 2013, respectively. The portfolio investments represent 178.2% and 48.2% of net assets at March 31, 2014 and September 30, 2013, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 2. Significant Accounting Policies  – (continued)

Fair Value Measurements:

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.
•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its debt investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market or income approach in determining the fair value of the Company’s investment in the portfolio company. In certain instances, the Company may use alternative methodologies, including an asset liquidation model, expected recovery model or other alternative approaches.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation and amortization), cash flows, net income, revenues, or, in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 2. Significant Accounting Policies  – (continued)

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;
•	Separately, independent valuation firms are engaged by the Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to the Company;
•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	The finance department prepares a valuation report for the Audit Committee of the Board of Directors;
•	The Audit Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of the Board of Directors reviews the preliminary valuations with the portfolio managers of the Investment Adviser, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and
•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of each of the Company’s investments at March 31, 2014 and September 30, 2013 was determined by the Board of Directors. The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

Investment Income:

Interest income, adjusted for accretion of original issue discount (“OID”) is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company may invest in debt securities which contain payment-in-kind or “PIK” interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly servicing fees, advisory fees, structuring fees and prepayment fees that the Company receives in connection with its debt investments. These fees are recognized as earned.

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 2. Significant Accounting Policies  – (continued)

Cash, Cash Equivalents and Restricted Cash:

Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash, cash equivalents and restricted cash with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. As of March 31, 2014, included in cash, cash equivalents and restricted cash is $5.2 million that was held at U.S. Bank, National Association in connection with the Company’s Natixis facility (as defined in Note 6 — Line of Credit). The Company is restricted in terms of access to $1.6 million of the $5.2 million until such time as the Company submits its required monthly and quarterly reporting schedules and Natixis, New York Branch verifies the Company’s compliance per the terms of the credit agreement with the Company.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of the Company's Natixis facility, and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the term of the Natixis facility. This amortization expense is included in interest expense in the Company’s Consolidated Statements of Operations.

Income Taxes:

The Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“Code”). When the Company elects to be a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company will also be subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company anticipates timely distribution of its taxable income within the tax rules, but may incur a federal excise tax in future years.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. As such, the Company anticipates no impact from

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 2. Significant Accounting Policies  – (continued)

adopting this standard on the Company’s financial results. The Company is currently assessing the additional disclosure requirements. ASU 2013-08 will be effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

Note 3. Portfolio Investments

At March 31, 2014, 178.2% of net assets or $179.8 million was invested in 34 portfolio investments and 3.7% of net assets, or $3.7 million, was invested in cash and cash equivalents (excluding restricted cash). In comparison, at September 30, 2013, 48.2% of net assets, or $48.7 million, was invested in 8 portfolio investments and 51.9% of net assets, or $52.3 million, was invested in cash and cash equivalents. As of March 31, 2014 and September 30, 2013, 100.0% of the Company’s portfolio at fair value consisted of senior secured debt investments that bore interest at floating rates which are secured by first or second priority liens on the assets of the portfolio companies.

The following table presents the financial instruments carried at fair value as of March 31, 2014, by caption on the Company’s Consolidated Statements of Assets and Liabilities for each of the levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$179,752,625	$179,752,625
Total investments at fair value	$—	$—	$179,752,625	$179,752,625

The following table presents the financial instruments carried at fair value as of September 30, 2013, by caption on the Company’s Consolidated Statements of Assets and Liabilities for each of the levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$48,653,617	$48,653,617
Total investments at fair value	$—	$—	$48,653,617	$48,653,617

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from December 31, 2013 through March 31, 2014, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Total
Fair value at December 31, 2013	$135,371,106	$135,371,106
New investments & net revolver activity	94,809,197	94,809,197
Redemptions/repayments	(50,121,882)	(50,121,882)
Accretion of original issue discount	8,542	8,542
Net unrealized depreciation	(318,940)	(318,940)
Unrealized adjustments due to deal exits	4,602	4,602
Fair value as of March 31, 2014	$179,752,625	$179,752,625

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 3. Portfolio Investments  – (continued)

	Senior Secured Debt	Total
Net unrealized depreciation relating to Level 3 assets still held at March 31, 2014 and reported within net unrealized depreciation on investments in the Consolidated Statements of Operations for the three months ended March 31, 2014	$(314,338)	$(314,338)

The following table provides a roll-forward in the changes in fair value from September 30, 2013 through March 31, 2014, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Total
Fair value at September 30, 2013	$48,653,617	$48,653,617
New investments & net revolver activity	186,975,865	186,975,865
Redemptions/repayments	(55,281,086)	(55,281,086)
Accretion of original issue discount	13,006	13,006
Net unrealized depreciation	(613,379)	(613,379)
Unrealized adjustments due to deal exits	4,602	4,602
Fair value as of March 31, 2014	$179,752,625	$179,752,625
Net unrealized depreciation relating to Level 3 assets still held at March 31, 2014 and reported within net unrealized depreciation on investments in the Consolidated Statements of Operations for the six months ended March 31, 2014	$(608,777)	$(608,777)

The Company generally utilizes a bond yield model to estimate the fair value of its debt investments when there is not a readily available market value (Level 3) which model is based on the present value of expected cash flows from the debt investments. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount), which are significant unobservable inputs into the model.

Significant Unobservable Inputs for Level 3 Investments

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of March 31, 2014:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(b)
Senior secured debt	$179,752,625	Bond yield approach	Capital structure premium	0.0% – 2.0%(a)	0.2%
			Tranche specific risk premium/(discount)	(2.8)% – 4.8%(a)	(0.4)%
			Size premium	0.0% – 2.0%(a)	0.5%
			Industry premium/ (discount)	(1.0)% – 1.0%(a)	0.5%
Total	$179,752,625

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Weighted averages are calculated based on fair value of investments.

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 3. Portfolio Investments  – (continued)

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities are capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount). Significant increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement, respectively.

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of September 30, 2013:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(a)
Senior secured debt	$48,653,617	Recent market transactions	Market yield	5.4% – 10.5%	6.8%
Total	$48,653,617

(a)	Weighted average is calculated based on fair value of investments.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of March 31, 2014 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facility payable	$80,873,200	$80,873,200	$—	$—	$80,873,200
Total	$80,873,200	$80,873,200	$—	$—	$80,873,200

The carrying values of credit facilities payable approximates their fair values and are included in Level 3 of the hierarchy.

Off-Balance Sheet Arrangements

The Company’s off-balance sheet arrangements consisted of $12.4 million and $5.8 million of unfunded commitments to provide debt financing to its portfolio companies as of March 31, 2014 and September 30, 2013, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Consolidated Statements of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments (consisting of revolvers and term loans) as of March 31, 2014 and September 30, 2013 is shown in the table below:

	March 31, 2014	September 30, 2013
Landslide Holdings, Inc.	$5,000,000	$5,000,000
Triple Point Group Holdings, Inc.	5,000,000	—
NextCare, Inc.	2,048,664	—
Quorum Business Solutions (USA), Inc.	333,333	—
Bellisio Foods, Inc.	—	800,847
Total	$12,381,997	$5,800,847

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 3. Portfolio Investments  – (continued)

The Company generally invests in portfolio companies located in North America. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	March 31, 2014		September 30, 2013
Cost:
Northeast U.S.	$45,167,512	25.04%	$20,879,464	42.91%
Southeast U.S.	47,151,812	26.14	—	—
Midwest U.S.	22,512,500	12.48	9,449,153	19.42
Southwest U.S.	31,254,593	17.33	5,000,000	10.28
West U.S.	28,587,087	15.85	13,325,000	27.39
International	5,692,500	3.16	—	—
Total	$180,366,004	100.00%	$48,653,617	100.00%
Fair Value:
Northeast U.S.	$44,612,286	24.82%	$20,879,464	42.91%
Southeast U.S.	47,155,834	26.23	—	—
Midwest U.S.	22,511,647	12.52	9,449,153	19.42
Southwest U.S.	31,223,712	17.37	5,000,000	10.28
West U.S.	28,556,646	15.89	13,325,000	27.39
International	5,692,500	3.17	—	—
Total	$179,752,625	100.00%	$48,653,617	100.00%

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	March 31, 2014		September 30, 2013
Cost:
Healthcare services	$28,302,713	15.69%	$26,000,000	53.44%
Application software	23,230,059	12.88	8,204,464	16.86
Internet software & services	18,714,000	10.38	—	—
Healthcare technology	12,975,000	7.19	—	—
IT consulting & other services	10,921,276	6.06	—	—
Pharmaceuticals	9,975,000	5.53	—	—
Hotels, resorts & cruise lines	9,875,000	5.47	—	—
Automotive retail	8,839,286	4.90	—	—
Food distributors	7,500,000	4.16	—	—
Education services	7,256,420	4.02	—	—
Advertising	5,600,000	3.10	—	—
Research & consulting services	5,000,000	2.77	—	—
Electrical components & equipment	5,000,000	2.77	—	—
Personal products	5,000,000	2.77	—	—
Diversified capital markets	4,975,000	2.76	5,000,000	10.28
Oil & gas equipment & services	4,875,000	2.70	5,000,000	10.28
Diversified support services	3,491,250	1.94	—	—

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 3. Portfolio Investments  – (continued)

	March 31, 2014		September 30, 2013
Movies & entertainment	3,250,000	1.81	—	—
Electric utilities	2,992,500	1.66	—	—
Aerospace & defense	2,593,500	1.44	—	—
Packaged foods & meats	—	—	4,449,153	9.14
Total	$180,366,004	100.00%	$48,653,617	100.00%

	March 31, 2014		September 30, 2013
Fair Value:
Healthcare services	$28,083,640	15.62%	$26,000,000	53.44%
Application software	22,825,878	12.70	8,204,464	16.86
Internet software & services	18,713,529	10.41	—	—
Healthcare technology	12,978,181	7.22	—	—
IT consulting & other services	10,934,298	6.08	—	—
Pharmaceuticals	9,975,000	5.55	—	—
Hotels, resorts & cruise lines	9,878,561	5.50	—	—
Automotive retail	8,823,836	4.91	—	—
Food distributors	7,500,000	4.17	—	—
Education services	7,309,429	4.07	—	—
Advertising	5,600,000	3.12	—	—
Personal products	5,000,000	2.78	—	—
Electrical components & equipment	4,998,422	2.78	—	—
Research & consulting services	4,994,805	2.78	—	—
Diversified capital markets	4,970,883	2.77	5,000,000	10.28
Oil & gas equipment & services	4,838,431	2.69	5,000,000	10.28
Diversified support services	3,491,732	1.94	—	—
Movies & entertainment	3,250,000	1.81	—	—
Electric utilities	2,992,500	1.66	—	—
Aerospace & defense	2,593,500	1.44	—	—
Packaged foods & meats	—	—	4,449,153	9.14
Total	$179,752,625	100.00%	$48,653,617	100.00%

The Company’s investments are generally in middle market companies in a variety of industries. At March 31, 2014 and September 30, 2013, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the three and six months ended March 31, 2014, no individual investment produced income that exceeded 10% of total investment income.

Note 4. Fee Income

The Company receives a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayment fees, which are classified as fee income and recognized as they are earned.

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 5. Share Data

On July 17, 2013, the Company completed an initial public offering of 6,666,668 shares of its common stock at the public offering price of $15.00 per share. The proceeds totaled $100.0 million and all offering costs were borne by the Company's Investment Adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses. The Company's common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “FSFR.”

The following sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the three and six months ended March 31, 2014:

	Three months ended March 31, 2014	Six months ended March 31, 2014
Earnings per common share – basic and diluted:
Net increase in net assets resulting from operations	$1,703,962	$2,935,619
Weighted average common shares outstanding – basic and diluted	6,666,768	6,666,768
Earnings per common share – basic and diluted	$0.26	$0.44

The Company’s Board of Directors has declared the following distributions from inception to March 31, 2014:

Date Declared	Record Date	Payment Date	Amount per Share	Amount of Distribution
October 8, 2013	October 21, 2013	October 31, 2013	$0.01	$66,667
October 8, 2013	December 16, 2013	January 31, 2014	0.20	1,333,354
January 3, 2014	March 31, 2014	April 15, 2014	0.23	1,533,357
February 11, 2014	June 30, 2014	July 15, 2014	0.27

Note 6. Line of Credit

On November 1, 2013, FS Senior Funding LLC, the Company's wholly-owned, special purpose financing subsidiary, entered into a $100 million revolving credit facility (the “Natixis facility”) with the lenders referred to therein, Natixis, New York Branch, as administrative agent, and U.S. Bank National Association, as collateral agent and custodian.

Borrowings under the Natixis facility are subject to certain customary advance rates and accrue interest at a rate equal to either the applicable commercial paper rate (subject to an overall cap) plus 1.90% in the case of a lender that is a commercial paper conduit or otherwise the three-month LIBOR plus 2.00% per annum. In addition, there is a commitment fee payable on the undrawn amount under the credit facility equal to 1.00% (or 0.50% for the first six months after the closing date) of such undrawn amount. Interest and commitment fees are payable quarterly in arrears. The reinvestment period under the credit facility ends 18 months after the closing date and the credit facility will mature on November 1, 2021.

As of March 31, 2014, the Company had $80.9 million of borrowings outstanding under the Natixis facility, which had a fair value of $80.9 million. The borrowings under the Natixis facility are secured by all of the assets of FS Senior Funding LLC and all of the Company's equity interest in FS Senior Funding LLC. The Company may use the Natixis facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the Natixis facility is subject to the satisfaction of certain conditions. The Company’s borrowings under the Natixis facility bore interest at a weighted average interest rate of 2.18% for the six months ended March 31, 2014. For the three and six months ended March 31, 2014, the Company recorded interest expense of $0.4 million and $0.6 million, respectively, related to the Natixis facility.

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 7. Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

As of March 31, 2014 and September 30, 2013, there were no investments on which the Company had stopped accruing cash interest or OID income. For the three and six months ended March 31, 2014, there were no income non-accrual amounts.

Note 8. Taxable/Distributable Income and Dividend Distributions

Taxable income may differ from net increase (decrease) in net assets resulting from operations primarily due to unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the three and six months ended March 31, 2014:

	Three months ended March 31, 2014	Six months ended March 31, 2014
Net increase in net assets resulting from operations	$1,703,962	$2,935,619
Net unrealized depreciation on investments	318,940	613,379
Other book/tax differences	(66)	37,385
Taxable/Distributable Income(1)	$2,022,836	$3,586,383

(1)	The Company’s taxable income for 2014 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ending September 30, 2014. Therefore, the final taxable income may be different than the estimate.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

For income tax purposes, the Company estimates that its distributions for the calendar year 2013 will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2013.

As a RIC, the Company would also be subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis.

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the six months ended March 31, 2014, the Company received cash payments of $51.9 million in connection with the full or partial sales of debt investments in the open market and recorded a net realized gain of $0.3 million.

During the three and six months ended March 31, 2014, the Company recorded $0.3 million and $0.6 million, respectively, of net unrealized depreciation on its debt investments.

Note 10. Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11. Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 1% of the Company’s gross assets (i.e., total assets held before deduction of any liabilities), which includes any investments acquired with the use of leverage and excludes any cash and cash equivalents. The base management fee is calculated based on the average value of the Company's gross assets at the end of the two most recently completed quarters. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

For the three and six months ended March 31, 2014, the base management fee was $0.4 million and $0.6 million, respectively. At March 31, 2014, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $0.4 million, reflecting the unpaid portion of the base management fee payable to the Investment Adviser since inception.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC CT Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 11. Related Party Transactions  – (continued)

Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 1.5% per quarter (6% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 1% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”);
•	50% of the Company's Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company's Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of the Company's Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

For the three and six months ended March 31, 2014, the incentive fee was $0.3 million. At March 31, 2014, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $0.3 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement. The Company does not currently accrue for capital gains incentive fees as the Company's accumulated realized gains since inception are offset by accumulated unrealized losses in the portfolio.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 11. Related Party Transactions  – (continued)

reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

On January 1, 2014, the Company entered into an administration agreement with a new administrator, FSC CT, Inc., under substantially similar terms as its prior administration agreement with FSC, Inc. Under the administration agreement with FSC CT, Inc., administrative services are provided to the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC CT, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC CT, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company provides reimbursement for the allocable portion of overhead and other expenses incurred in connection with payments of rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC CT, Inc. FSC CT, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three and six months ended March 31, 2014, the Company accrued administrative expenses of $0.1 million and $0.2 million, respectively. At March 31, 2014, $0.3 million was included in Due to FSC CT, Inc. in the Consolidated Statements of Assets and Liabilities.

Note 12. Financial Highlights

	Three months ended March 31, 2014	Six months ended March 31, 2014
Net asset value at beginning of period	$15.10	$15.13
Net investment income	0.27	0.49
Net unrealized depreciation on investments	(0.04)	(0.09)
Net realized gain on investments	0.03	0.04
Dividends recorded	(0.23)	(0.44)
Issuance of common stock	—	—
Net asset value at end of period	$15.13	$15.13
Per share market value at beginning of period	13.24	13.54
Per share market value at end of period	14.38	14.38
Total return(1)	10.19%	7.83%
Common shares outstanding at beginning of period	6,666,768	6,666,768
Common shares outstanding at end of period	6,666,768	6,666,768
Net assets at beginning of period	$100,674,516	$100,842,878
Net assets at end of period	$100,845,119	$100,845,119
Average net assets(2)	$101,507,563	$100,998,244
Ratio of net investment income to average net assets(3)	7.15%	6.54%

Fifth Street Senior Floating Rate Corp.

Notes to Consolidated Financial Statements

Note 12. Financial Highlights  – (continued)

	Three months ended March 31, 2014	Six months ended March 31, 2014
Ratio of total expenses to average net assets(3)	6.45%	4.8%
Ratio of portfolio turnover to average investments at fair value	26.66%	37.39%
Weighted average outstanding debt(4)	$61,707,326	$33,110,765
Average debt per share	$9.26	$4.97

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company's dividend reinvestment plan. Total return is not annualized during interim periods.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	Interim periods are annualized.
(4)	Calculated based upon the weighted average of loans payable for the period.

Note 13. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of these Consolidated Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the six months ended March 31, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Fifth Street Senior Floating Rate Corp.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Fifth Street Senior Floating Rate Corp. (the “Company”) at September 30, 2013, the results of its operations, the changes in its net assets and its cash flows for the period from June 29, 2013 (commencement of operations) to September 30, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management, our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. Our procedures included confirmation of securities at September 30, 2013 by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
November 25, 2013

Fifth Street Senior Floating Rate Corp.

Statement of Assets and Liabilities
September 30, 2013

ASSETS
Investments at fair value:
Non-control/Non-affiliate investments (cost September 30, 2013: $48,653,617)	$48,653,617
Total investments at fair value (cost September 30, 2013: $48,653,617)	48,653,617
Cash and cash equivalents	52,346,831
Interest and fees receivable	394,023
Due from portfolio company	8,333
Other assets	47,240
Total assets	$101,450,044
LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$484,066
Base management fee payable	61,379
Due to FSC, Inc.	61,721
Total liabilities	607,166
Commitments and contingencies (Note 3)
Net assets:
Common stock, $0.01 par value, 150,000,000 shares authorized, 6,666,768 shares issued and outstanding at September 30, 2013	66,668
Additional paid-in-capital	99,934,852
Accumulated undistributed net investment income	841,358
Total net assets (equivalent to $15.13 per common share at September 30, 2013) (Note 11)	100,842,878
Total liabilities and net assets	$101,450,044

See notes to Financial Statements.

Fifth Street Senior Floating Rate Corp.

Statement of Operations
Period from June 29, 2013 (commencement of operations) through September 30, 2013

Interest income:
Non-control/Non-affiliate investments	$434,338
Interest on cash and cash equivalents	1,674
Total interest income	436,012
Fee income:
Non-control/Non-affiliate investments	708,448
Total fee income	708,448
Total investment income	1,144,460
Expenses:
Base management fee	61,379
Professional fees	102,811
Board of Directors fees	33,521
Administrator expense	61,721
General and administrative expenses	43,670
Total expenses	303,102
Net investment income	841,358
Net increase in net assets resulting from operations	$841,358
Net investment income per common share – basic and diluted	$0.16
Earnings per common share – basic and diluted	$0.16
Weighted average common shares outstanding – basic and diluted	5,319,250

See notes to Financial Statements.

Fifth Street Senior Floating Rate Corp.

Statement of Changes in Net Assets
Period from June 29, 2013 (commencement of operations) through September 30, 2013

Operations:
Net investment income	$841,358
Net increase in net assets resulting from operations	841,358
Capital share transactions:
Issuance of common stock	100,000,020
Net increase in net assets from capital share transactions	100,000,020
Total increase in net assets	100,841,378
Net assets at beginning of period	1,500
Net assets at end of period	$100,842,878
Net asset value per common share	$15.13
Common shares outstanding at end of period	6,666,768

See notes to Financial Statements.

Fifth Street Senior Floating Rate Corp.

Statement of Cash Flows
Period from June 29, 2013 (commencement of operations) through September 30, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$841,358
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Accretion of original issue discount on investments	(4,464)
Changes in operating assets and liabilities:
Increase in interest and fees receivable	(394,023)
Increase in due from portfolio company	(8,333)
Increase in other assets	(47,240)
Increase in accounts payable, accrued expenses and other liabilities	484,066
Increase in base management fee payable	61,379
Increase in due to FSC, Inc.	61,721
Purchases of investments and net revolver activity	(52,657,486)
Principal payments applied to investments (scheduled)	8,333
Proceeds from the sale of investments	4,000,000
Net cash used in operating activities	(47,654,689)
Cash flows from financing activities:
Proceeds from the issuance of common stock	100,000,020
Net cash provided by financing activities	100,000,020
Net increase in cash and cash equivalents	52,345,331
Cash and cash equivalents, beginning of period	1,500
Cash and cash equivalents, end of period	$52,346,831

See notes to Financial Statements.

Fifth Street Senior Floating Rate Corp.

Schedule of Investments
September 30, 2013

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Control Investments(3)			$—	$—
Affiliate Investments(4)			$—	$—
Non-Control/Non-Affiliate Investments(6)
Triple Point Group Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 7/10/2020		$5,000,000	$4,879,464	$4,879,464
			4,879,464	4,879,464
BioScrip, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2020		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
Blackhawk Specialty Tools, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 8/1/2019		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
New Trident Holdcorp, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2019		10,000,000	10,000,000	10,000,000
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 7/31/2020		1,000,000	1,000,000	1,000,000
			11,000,000	11,000,000
Bellisio Foods, Inc.	Packaged foods & meats
First Lien Term Loan B, LIBOR+4.25% (1% floor) cash due 8/1/2019		4,449,153	4,449,153	4,449,153
			4,449,153	4,449,153
Landslide Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 8/9/2019		3,325,000	3,325,000	3,325,000
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 8/9/2018			—	—
			3,325,000	3,325,000
Smile Brands Group Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6.25% (1.25% floor) cash due 8/16/2019		10,000,000	10,000,000	10,000,000
			10,000,000	10,000,000
NXT Capital, LLC	Diversified capital markets
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 9/4/2018		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
Total Non-Control/Non-Affiliate Investments (48.2% of net assets)			$48,653,617	$48,653,617
Total Portfolio Investments (48.2% of net assets)			$48,653,617	$48,653,617

See notes to Financial Statements.

Fifth Street Senior Floating Rate Corp.

Schedule of Investments – (Continued)
September 30, 2013

(1)	All debt investments are income producing unless otherwise noted.
(2)	See Note 3 to the Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Principal amount is net of repayments, if any.
(6)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

See notes to Financial Statements.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

All references herein to the “period ended September 30, 2013” refer to the period from June 29, 2013, the commencement of the Company's operations, through September 30, 2013.

Note 1. Organization

Fifth Street Senior Floating Rate Corp. (the “Company”), was formed in May 2013 as a Delaware corporation and structured as an externally managed, closed-end, non-diversified management investment company, that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The Company is managed by Fifth Street Management, LLC (the “Investment Adviser”).

On July 17, 2013, the Company completed an initial public offering of 6,666,668 shares of its common stock at the public offering price of $15.00 per share. The proceeds of its initial public offering totaled $100.0 million and all offering costs were borne by Fifth Street Management LLC, the Company's investment adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses. The Company's common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “FSFR.”

Note 2. Significant Accounting Policies

Basis of Presentation:

The Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Financial Statements.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Financial Statements are the valuation of investments and revenue recognition.

The Financial Statements include portfolio investments at fair value of $48.7 million at September 30, 2013. The portfolio investments represent 48.2% of net assets at September 30, 2013, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

Fair Value Measurements:

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.
•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt investments on an individual basis, using bond yield, income and market approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its debt investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market or income approach in determining the fair value of the Company’s investment in the portfolio company. In certain instances, the Company may use alternative methodologies, including an asset liquidation model, expected recovery model or other alternative approaches.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income, revenues, or in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

The Company’s Board of Directors undertakes a multi-step valuation process in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;
•	Separately, independent valuation firms may be engaged by the Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to the Company;
•	The finance department compares and contrasts its preliminary valuations to any preliminary valuations of the independent valuation firms;
•	The finance department prepares a valuation report for the Audit Committee of the Board of Directors;
•	The Audit Committee of the Board of Directors is apprised of any preliminary valuations of the independent valuation firms;
•	The Audit Committee of the Board of Directors reviews preliminary valuations, if performed, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and
•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of all of the Company’s investments at September 30, 2013 was determined by the Board of Directors. In the future, the Company intends to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

Investment Income:

Interest income, adjusted for accretion of original issue discount (“OID,”) is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company may invest in debt securities which contain payment-in-kind or “PIK” interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly servicing fees, advisory fees, structuring fees and prepayment fees that the Company receives in connection with its debt investments. These fees are recognized as earned.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Income Taxes:

When the Company elects to be a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company will also be subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company anticipates timely distribution of its taxable income within the tax rules, but may incur a federal excise tax in future years.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. As such, the Company anticipates no impact from adopting this standard on the Company’s financial results. The Company is currently assessing the additional disclosure requirements. ASU 2013-08 will be effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

Note 3. Portfolio Investments

At September 30, 2013, 48.2% of net assets or $48.7 million was invested in 8 portfolio investments and 51.9% of net assets or $52.3 million was invested in cash and cash equivalents. As of September 30, 2013, 100.0% of the Company’s portfolio at fair value consisted of senior secured debt investments that bore interest at floating rates which are secured by first or second priority liens on the assets of the portfolio companies.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

The following table presents the financial instruments carried at fair value as of September 30, 2013, by caption on the Company’s Statement of Assets and Liabilities for each of the levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$48,653,617	$48,653,617
Total investments at fair value	$—	$—	$48,653,617	$48,653,617

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from June 29, 2013 through September 30, 2013, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Total
Fair value at June 28, 2013	$—	$—
New investments & net revolver activity	52,657,486	52,657,486
Redemptions/repayments	(4,008,333)	(4,008,333)
Accretion of original issue discount	4,464	4,464
Net unrealized appreciation (depreciation)	—	—
Fair value as of September 30, 2013	$48,653,617	$48,653,617
Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2013 and reported within net unrealized appreciation (depreciation) on investments in the Statement of Operations for the period ended September 30, 2013	$—	$—

The Company generally utilizes a bond yield model to estimate the fair value of its debt investments when there is not a readily available market value (Level 3) which model is based on the present value of expected cash flows from the debt investments. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount), which are significant unobservable inputs into the model.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

Significant Unobservable Inputs for Level 3 Investments

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of September 30, 2013:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range		Weighted Average(a)
Senior secured debt	$48,653,617	Recent market transactions	Market yield	5.4%	10.5%	6.8%
Total	$48,653,617

(a)	Weighted averages are calculated based on fair value of investments.

Off-Balance Sheet Arrangements

The Company’s off-balance sheet arrangements consisted of $5.8 million of unfunded commitments to provide debt financing to its portfolio companies as of September 30, 2013. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected in the Company’s Statement of Assets and Liabilities.

A summary of the composition of the unfunded commitments (consisting of revolvers and term loans) as of September 30, 2013 is shown in the table below:

September 30, 2013
Landslide Holdings, Inc.	$5,000,000
Bellisio Foods, Inc.	800,847
Total	$5,800,847

The Company generally invests in portfolio companies located in North America. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2013
Cost:
Northeast U.S.	$20,879,464	42.91%
West U.S.	13,325,000	27.39
Midwest U.S.	9,449,153	19.42
Southwest U.S.	5,000,000	10.28
Total	$48,653,617	100.00%
Fair Value:
Northeast U.S.	$20,879,464	42.91%
West U.S.	13,325,000	27.39
Midwest U.S.	9,449,153	19.42
Southwest U.S.	5,000,000	10.28
Total	$48,653,617	100.00%

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

The composition of the Company’s portfolio by industry at cost and fair value as of September 30, 2013 were as follows:

	September 30, 2013
Cost:
Healthcare services	$26,000,000	53.44%
Application software	8,204,464	16.86
Diversified capital markets	5,000,000	10.28
Oil & gas equipment & services	5,000,000	10.28
Packaged foods & meats	4,449,153	9.14
Total	$48,653,617	100.00%

	September 30, 2013
Fair Value:
Healthcare services	$26,000,000	53.44
Application software	8,204,464	16.86
Diversified capital markets	5,000,000	10.28
Oil & gas equipment & services	5,000,000	10.28
Packaged foods & meats	4,449,153	9.14
Total	$48,653,617	100.00%

The Company’s investments are generally in middle market companies in a variety of industries. At September 30, 2013, the Company had no single investment that represented greater than 25% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the period ended September 30, 2013, no individual investment produced income that exceeded 25% of total investment income.

Note 4. Fee Income

The Company receives a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayment fees, which are classified as fee income and recognized as they are earned.

Note 5. Share Data

On July 17, 2013, the Company completed an initial public offering of 6,666,668 shares of its common stock at the public offering price of $15.00 per share. The proceeds totaled $100.0 million and all offering costs were borne by Fifth Street Management LLC, the Company's investment adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses. The Company's common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “FSFR.”

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the period ended September 30, 2013:

Earnings per common share – basic and diluted:
Net increase in net assets resulting from operations	$841,358
Weighted average common shares outstanding – basic and diluted	5,319,250
Earnings per common share – basic and diluted	$0.16

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 6. Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

As of September 30, 2013, there were no investments on which we had stopped accruing cash interest or OID income. For the period ending September 30, 2013, there were no income non-accrual amounts.

Note 7. Taxable/Distributable Income and Dividend Distributions

Taxable income may differ from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination and exit fees received in connection with investments in portfolio companies; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the period ended September 30, 2013:

Net increase in net assets resulting from operations	$841,358
Taxable/Distributable Income(1)	$841,358

(1)	The Company’s taxable income for 2013 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2013. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2013, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$841,358

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

The Company’s Board of Directors did not declare any distributions from inception to September 30, 2013.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 7. Taxable/Distributable Income and Dividend Distributions  – (continued)

For income tax purposes, the Company estimates that its distributions for the calendar year 2013 will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2013.

As a RIC, the Company would also be subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company does not expect to incur a federal excise tax for calendar year 2013.

Note 8. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the period ended September 30, 2013, the Company recorded the following investment realization event:

•	In September 2013, the Company received $4.0 million in connection with the sale of its investment in BMC Software Finance, Inc. The debt investment was exited at par and no realized gain or loss was recorded on this transaction.

During the period ended September 30, 2013, the Company recorded no net unrealized appreciation/(depreciation) on its debt investments.

Note 9. Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 10. Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 1% of the Company’s gross assets, (i.e., total assets held before deduction of any liabilities), which includes any investments acquired with the use of leverage and excludes any cash and cash equivalents. The base management fee is calculated based on the average value of the Company's gross assets at the end of the two most recently completed quarters. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

For the period ended September 30, 2013, the base management fee was $0.1 million. At September 30, 2013, the Company had a liability on its Statements of Assets and Liabilities in the amount of $0.1 million, reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 10. Related Party Transactions  – (continued)

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 1.5% per quarter (6% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 1% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”);
•	50% of the Company's Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company's Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of the Company's Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 10. Related Party Transactions  – (continued)

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement. As of September 30, 2013, the Company did not accrue for capital gains incentive fees as there were no accumulated realized or unrealized gains in the portfolio.

For the period ended September 30, 2013, there was no incentive fee payable to the investment adviser.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC, Inc. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the period ended September 30, 2013, the Company accrued administrative expenses of $0.1 million. At September 30, 2013, $0.1 million was included in Due to FSC, Inc. in the Statement of Assets and Liabilities.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 11. Financial Highlights

Period ended September 30, 2013
Net asset value at beginning of period	$15.00
Net investment income	0.16
Adjustment for common shares outstanding during period	(0.03)
Net asset value at end of period	$15.13
Per share market value at beginning of period	15.00
Per share market value at end of period	13.54
Total return(1)	(9.73)%
Common shares outstanding at beginning of period	100
Common shares outstanding at end of period	6,666,768
Net assets at beginning of period	$1,500
Net assets at end of period	$100,842,878
Average net assets(2)	$80,200,478
Ratio of net investment income to average net assets(3)	3.99%
Ratio of total expenses to average net assets(3)	1.44%
Ratio of portfolio turnover to average investments at fair value	16.44%

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company's dividend reinvestment plan. Total return is not annualized during interim periods.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	Interim periods are annualized.

Note 12. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of these Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Financial Statements as of and for the period ended September 30, 2013, except as discussed below:

On November 1, 2013, FS Senior Funding LLC, the Company's wholly-owned, special purpose financing subsidiary, which was formed subsequent to September 30, 2013, entered into a $100 million revolving credit facility with the lenders referred to therein, Natixis, New York Branch, as administrative agent, and U.S. Bank National Association, as collateral agent and custodian.

Borrowings under the credit facility are subject to certain customary advance rates and accrue interest at a rate equal to either the applicable commercial paper rate (subject to an overall cap) plus 1.90% in the case of a lender that is a commercial paper conduit or otherwise the three-month LIBOR plus 2.00% per annum. In addition, there is a commitment fee payable on the undrawn amount under the credit facility equal to 1.00% (or 0.50% for the first six months after the closing date) of such undrawn amount. Interest and commitment fees are payable quarterly in arrears. The reinvestment period under the credit facility ends 18 months after the closing date and the credit facility will mature on November 1, 2021.

Fifth Street Senior Floating Rate Corp.

$700,000,000

Common Stock

PROSPECTUS

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Fifth Street Senior Floating Rate Corp. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

(2) Exhibits

a.	Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit a filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
b.	Bylaws of the Registrant (Incorporated by reference to Exhibit b filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
d.	Form of Common Stock Certificate (Incorporated by reference to Exhibit d filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
e.	Dividend Reinvestment Plan (Incorporated by reference to Exhibit e filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
g.	Investment Advisory Agreement by and between Registrant and Fifth Street Management LLC (Incorporated by reference to Exhibit g filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
h.	Form of Underwriting Agreement.**
j.	Form of Custody Agreement (Incorporated by reference to Exhibit j filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
k.1	Administration Agreement by and between Registrant and FSC CT, Inc. (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 10-Q (File No. 814-01013) filed on February 13, 2014).
k.2	License Agreement by and between Registrant and Fifth Street Capital LLC (Incorporated by reference to Exhibit k.2 filed with the Registrant’s Registration Statement on Form N-2
(File No. 333-188904) filed on July 8, 2013).
k.3	Credit Agreement by and among the lenders referred to therein, FS Senior Funding LLC, Natixis, New York Branch, and U.S. Bank National Association, dated as of November 1, 2013 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K
(File No. 814-01013) filed on November 7, 2013).
k.4	Loan Sale and Contribution Agreement by and between FS Senior Funding LLC and Registrant, dated as of November 1, 2013 (Incorporated by reference to Exhibit 10.2 filed with the Registrant’s Current Report on Form 8-K (File No. 814-01013) filed on November 7, 2013).
k.5	Collateral Management Agreement by and between FS Senior Funding LLC and Registrant, dated as of November 1, 2013 (Incorporated by reference to Exhibit 10.3 filed with the Registrant’s Current Report on Form 8-K (File No. 814-01013) filed on November 7, 2013).
l.	Opinion of Sutherland Asbill & Brennan LLP.*
n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to Exhibit l hereto).
n.2	Consent of PricewaterhouseCoopers LLP.*
r.1	Code of Ethics of Registrant (Incorporated by reference to Exhibit r.1 filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
r.2	Code of Ethics of Fifth Street Management LLC (Incorporated by reference to Exhibit r.2 filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).

*	Filed herewith.
**	To be filed with post-effective amendment, if applicable.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee	$82,432
FINRA filing fee	96,000
NASDAQ Global Select Market listing fee	250,000
Accounting fees and expenses	150,000
Legal fees and expenses	400,000
Printing and engraving	300,000
Total	$1,278,432

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated.

Item 28. Persons Controlled By Or Under Common Control

See “Management,” “Certain Relationships and Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at June 6, 2014.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	2

Item 30. Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the Investment Company Act of 1940, as amended (the “1940 Act”) or any valid rule, regulation or order of the SEC thereunder, our certificate of incorporation provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, the Registrant’s certificate of incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant’s certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s certificate of incorporation.

The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

The Registrant may agree to indemnify any underwriters in connection with an offering pursuant to this Registration Statement against specific liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Item 31. Business And Other Connections Of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Registrant’s investment adviser, and each executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Business — Our Investment Adviser,” “Management — Board of Directors and Executive Officers — Directors,” “— Executive Officers,” “Portfolio Management” and “Investment Advisory Agreement.” Additional information regarding our investment adviser and its officers is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68676), and is incorporated herein by reference.

Item 32. Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Fifth Street Senior Floating Rate Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219;
(3)	the Custodian, U.S. Bank National Association, 214 N. Tryon Street, 27th Floor, Charlotte, NC 28202;
(4)	the investment adviser, Fifth Street Management LLC, 2 Greenwich Office Park, 2nd Floor, Greenwich, CT 06831; and
(5)	the administrator, FSC CT, Inc., 2 Greenwich Office Park, 2nd Floor, Greenwich, CT 06831.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4) Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f) To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

(5) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrants undertake to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on June 13, 2014.

FIFTH STREET SENIOR FLOATING RATE CORP.

By:	/s/ Leonard M. Tannenbaum Name: Leonard M. Tannenbaum Title: Chief Executive Officer

POWER OF ATTORNEY

The undersigned directors and officers of Fifth Street Senior Floating Rate Corp. hereby constitute and appoint Leonard M. Tannenbaum, Bernard D. Berman and Alexander C. Frank and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Leonard M. Tannenbaum Leonard M. Tannenbaum	Chief Executive Officer and Director (Principal Executive Officer)	June 13, 2014
/s/ Steven M. Noreika Steven M. Noreika	Chief Financial Officer (Principal Financial and Accounting Officer)	June 13, 2014
/s/ Bernard D. Berman Bernard D. Berman	Director	June 13, 2014
/s/ Brian S. Dunn Brian S. Dunn	Director	June 13, 2014
/s/ Richard P. Dutkiewicz Richard P. Dutkiewicz	Director	June 13, 2014
/s/ Jeffrey R. Kay Jeffrey R. Kay	Director	June 13, 2014